                                                                   EXHIBIT 10.13

                         420 FLORENCE AVENUE, PALO ALTO

                                 LEASE SUMMARY
                                 -------------


The information contained in this "Lease Summary" is incorporated into the terms of the attached Lease.

1.      LANDLORD: 505 Hamilton Avenue Partners, a California general partnership

2.      TENANT: GARAGE.COM, a California corporation

3.      DATE OF LEASE (for reference purposes only): March 10, 1998

4. PREMISES (Paragraph 1): 3,945 rentable square feet, consisting of approximately 2,580 rentable square feet located on the third (3rd) floor (designated Suite 300) and approximately 1,365 rentable square feet located on the first (1st) floor of the Building (designated Suite
        102) located at 420 Florence Avenue, Palo Alto, California, which Building contains 9,051 rentable square feet.

5.      TERM (Paragraph 2): Four (4) Years

        COMMENCEMENT DATE. The earlier to occur of (a) completion of work to be performed by Landlord pursuant to Exhibit B, (b) Tenant's occupancy of any portion of the Premises for the operation of its business, or (c) March 15, 1998.

        EXPIRATION DATE: April 14, 2002

6.      BASE RENT (Paragraph 3.1); Months 1-12         $3.92 per rentable
                                                       square foot per month
                                                       ($15,464.44)

                                    Months 13-24       $4.08 per rentable
                                                       square foot per month
                                                       ($16,095.60)

                                    Months 25-36       $4.24 per rentable
                                                       square foot per month
                                                       ($16,726.80)

                                    Months 37-48       $4.41 per rentable
                                                       square foot per month
                                                       ($17,397.45)


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

7.      OPERATING EXPENSES AND TAX EXPENSES (Paragraph 3.2):

        TENANT'S SHARE: 43.6%

        BASE, YEAR: Calendar Year 1998

8.      SECURITY DEPOSIT (Paragraph 3.4): $34,794.90

9.      PERMITTED USE (Paragraph 4): General Office Use

10.     BUSINESS HOURS (Paragraph 9): 8:00 A.M. - 7:00 P.M.,
                                      Monday through Friday

11      ADDRESS FOR NOTICES (Paragraph 22):

        LANDLORD:                  Joseph F. Martignetti, Jr., AIA, P.E.
                                   Ventana Property Services
                                   2755 Campus Drive, Suite 145
                                   San Mateo, California 94403

                                   With Courtesy Copy To:

                                   Mr. Charles king
                                   c/o King Asset Management
                                   Pruneyard Towers II, Suite 925
                                   Campbell, CA 95008

                                   TENANT: Prior to Commencement Date.

                                   c/o Venture Law Group
                                   2800 Sand Hill Road
                                   Menlo Park, CA 94025
                                   Attn: Mr. Bill Reichert

                                   Following Commencement Date: At the Premises

12.     PARKING SPACES (Paragraph 32): N/A

13.     BROKERS (Paragraph 33.11): Landlord: Ventana Property Services, Inc.
                                   Tenant: BT Commercial

14. TENANT IMPROVEMENT ALLOWANCE (Exhibit B): Up to $5.00 per rentable Square foot ($19,725.00)


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

EXHIBITS

       Exhibit A     -     Premises

       Exhibit B     -     Work Letter

       Exhibit C     -     Building Regulations



       Rider to Lease: (Includes Option to Extend for Four (4) Additional Years)


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

LANDLORD:                               TENANT:

505 HAMILTON AVENUE PARTNERS            GARAGE.COM
a California general partnership        a California corporation



BY:  CHARLES KING AND                   By:  /s/ GUY KAWASAKI
     ASSOCIATES,                           -------------------------------------
     a California limited partnership   Its:           CEO
                                            ------------------------------------

Its: General Partner                    By: /s/ WILLIAM M. REICHERT
                                           -------------------------------------
                                        Its:           CEO
                                            ------------------------------------
     By: The Charles King, Jr.,
         Revocable Trust
     Its: General Partner


By: /s/ CHARLES W. KING, JR.,
   ----------------------------------
   Charles W. King, Jr.,
   Trustee


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

                                     LEASE

        This Lease is made and entered into as of the "Date of Lease", by and between "Landlord" and "Tenant", as those terms are defined in the "Lease Summary", which Lease Summary is attached to the front of and incorporated in and made part of this Lease.

        1. Premises.

               1.1 Description of Premises. Landlord leases the "Premises" (as hereinafter defined) to Tenant, and Tenant leases the Premises from Landlord for the Term, at the rental, and upon all of the conditions set forth herein and in the Lease Summary. The Premises consist of the space described in the Lease Summary, and shown on the plans attached as Exhibits A-1 and A-2. The Premises, the Building and the land on which the Building and the Premises are located are referred to collectively as the "Property". Tenant accepts the Premises as being the square footage set forth in the Lease Summary.

               1.2 Condition of Premises. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises, the Building and the Property in their condition existing as of the date of possession. Tenant waives all rights to make repairs at the expense of Landlord as provided by any law, rule or regulation now or hereafter in effect. It is specifically understood and agreed that, except as specifically set forth in this Lease, Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant.

               1.3 Ground Lease. This Lease is subject and subordinate to the terms and provisions of that certain Master Lease dated as of January 21, 1994, by and between Dale H. Denson and Nancy Steele Denson, Tommie W. Flemming and Betty N. Flemming, and Jack R. Rominger and Mary Frances Rominger collectively, as lessor, and 505 Hamilton Avenue Partners, as lessee.

        2. Term.

               2.1 Subject to the provisions of this Lease, the term of this Lease (hereinafter referred to as the "Term") shall commence on the Commencement Date (specified in the Lease Summary), and, unless sooner terminated pursuant to the terms hereof or at law, shall expire on the Expiration Date (specified in the Lease Summary).

               2.2 The Premises shall be delivered to Tenant upon Substantial Completion (as that term is defined in Exhibit B) of the Tenant Improvements (as that term is defined in Exhibit B) to be constructed in the Premises by Landlord pursuant to Exhibit B. If Substantial Completion of the Tenant Improvements and delivery of possession of the Premises is delayed for any reason whatsoever, this Lease shall not be void or voidable. Except as otherwise provided herein, no delay in delivery of possession of the Premises to Tenant shall operate to extend the Term or amend Tenant's obligations under this Lease. In no event shall Landlord be liable to Tenant for any delay in completion of the Tenant Improvements caused or occasioned by strikes, lockout, labor disputes, shortages of material or labor, fire or other casualty, acts of God or any other cause beyond the reasonable control of Landlord.



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

               2.3 If, at Tenant's request, Landlord permits Tenant to take occupancy of any portion of the Premises prior to the Commencement Date provided for in the Lease Summary, then the Commencement Date shall be the date of such early occupancy by Tenant.

        3. Rent.

               3.1 Payment of Rent. Tenant shall pay to Landlord, upon execution of this Lease Agreement, the first month's Base Rent. The Base Rent as stated in the Lease Summary shall be payable by Tenant to Landlord, without deduction, offset, prior notice or demand, shall be paid to Landlord in advance on the first day of each calendar month of the Term. Rent shall be payable in lawful money of the United States to Landlord at such place as Landlord may designate in writing. Tenant's obligation to pay rent for any partial month shall be prorated on the basis of a thirty (30) day month. All amounts payable by Tenant to Landlord under this Lease, whether or not designated as "rent", shall be "Rent" hereunder, and Landlord shall have the same remedies for the failure to pay any such amounts that are accorded to Landlord for the failure to pay Base Rent.

               3.2 Additional Rent: Operating Expenses and Tax Expenses.

                    (a) Operating Expenses. Tenant shall pay to Landlord at the times hereinafter set forth, Tenant's Share, as specified in the Lease Summary, the amount by which Operating Expenses (as defined below) incurred by Landlord exceed Operating Expenses incurred by Landlord during the Base Year specified in the Lease Summary ("Base Operating Expenses"). The amounts payable under this Paragraph 3.2(a) and Paragraph 3.2(b) below are termed "Additional Rent" herein.

                         (i) The term "Operating Expenses" shall mean the total
costs and expenses incurred by Landlord in connection with the management, operation, maintenance, repair and ownership of the Property, including, without limitation, the following costs: (1) salaries, wages, bonuses and other compensation (including hospitalization, medical, surgical, retirement plan, pension plan, union dues, life insurance, including group life insurance, welfare and other fringe benefits, and vacation, holidays and other paid absence benefits) relating to employees of Landlord or its agents engaged in the operation, repair, or maintenance of the Building. (2) payroll, social security, workers' compensation, unemployment and similar taxes with respect to such employees of Landlord or its agents, and the cost of providing disability or other benefits imposed by law or otherwise, with respect to such employees; (3) the cost of uniforms (including the cleaning, replacement and pressing thereof) provided to such employees; (4) premiums and other charges incurred by Landlord with respect to fire, other casualty, rent and liability insurance, any other insurance as is deemed necessary or advisable in the judgment of Landlord, costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy; (5) water charges and sewer rents or fees; (6) license, permit and inspection fees; (7) sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Building and Building Systems (defined in Paragraph 7.2 below) and equipment; (8) telephone, telegraph, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance, or repair of the Property; (9) management fees and expenses (including a fee for property management and general administrative expenses in the amount of four and one-half percent (4 1/2%) of the

Base Rent payable hereunder), (10) costs of repairs to and maintenance of the Building, including Building Systems and appurtenances thereto and normal repair and replacement of worn-out equipment, facilities and installations, but excluding the replacement of major building systems (except to the extent provided in (16) and (17) below); (11) fees and expenses for janitorial, window cleaning, guard, extermination, water treatment, rubbish removal, plumbing and other services and inspection or service contracts for elevator, electrical, mechanical and other building equipment and systems or as may otherwise be necessary or proper for the operation, repair or maintenance of the Building;
(12) costs of supplies, tools, materials, and equipment used in connection with the operation, maintenance or repair of the Building or the Property; (13) accounting, legal and other professional fees and expenses; (14) fees and expenses for painting the exterior or the public or common areas of the Property and the cost of maintaining sidewalks, landscaping and other common areas; (15) costs and expenses for electricity, chilled water, air conditioning, water for heating, gas, fuel, steam, heat, lights, power and other energy related utilities required in connection with the operation, maintenance and repair of the Building; (16) the cost of any capital improvements made by Landlord to the Building or capital assets acquired by Landlord in order to comply with any local, state or federal law, ordinance, rule, regulation, code or order of any governmental entity or insurance requirement (collectively, "Legal Requirements"); (17) the cost of any capital improvements made by Landlord to the Building or capital assets acquired by Landlord for the protection of the health and safety of the occupants of the Building or that reduce other Operating Expenses; (18) the cost of furniture, draperies, carpeting, landscaping and other customary and ordinary items of personal property provided by Landlord for use in common areas of the Building or in the Building office;
(19) any expenses and costs resulting from substitution of work, labor, material or services in lieu of any of the above itemizations, or for any additional work, labor, services or material resulting from compliance with any laws, rule or regulations applicable to the Building or any parts thereof; and (20) Building office rent or rental value. With respect to the costs of items included in Operating Expenses under (16) and (17), such costs shall be amortized over a reasonable period, as determined by Landlord, together with interest on the unamortized balance.

                         (ii) Operating Expenses shall not include the
following: (i) depreciation on the Building or equipment or systems therein;
(ii) debt service; (iii) rental under any ground lease; (iv) interest (except as expressly provided in this Paragraph 3.2,(a)); (v) Tax Expenses (as defined in Paragraph 3.2(b) below); (vi) attorneys' fees and expenses incurred in connection with lease negotiations with prospective Building tenants; (vii) the cost (including any amortization thereof) of any improvements or alterations which would be properly classified as capital expenditures according to generally accepted property management practices (except to the extent expressly included in Operating Expenses pursuant to this Paragraph 3.2(a)); (viii) the cost of decorating, improving for tenant occupancy, painting or redecorating portions of the Building to be demised to tenants; (ix) executive salaries and benefits; (x) advertising; or (xi) real estate broker's or other leasing commissions,

                    (b) Tax Expenses. Tenant shall pay to Landlord as Additional Rent under this Lease, at the times hereinafter set forth, Tenant's Share, as specified in the Lease Summary, of the amount by which Tax Expenses (as defined below) incurred by Landlord exceed Tax Expenses incurred by Landlord during the Base Year ("Base Tax Expenses").



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

                  (i) The term "Tax Expenses" shall mean all taxes, assessments (whether general or special), excises, transit charges, housing fund assessments or other housing charges, improvement districts, levies or fees, ordinary or extraordinary, unforeseen as well as foreseen, of any kind, which are assessed, levied, charged, confirmed or imposed on the Building or the Property, on Landlord with respect to the Property, on the act of entering into leases of space in the Property, on the use or occupancy of the Property or any part thereof, with respect to services or utilities consumed in the use, occupancy or operation of the Property, on any improvements, fixtures and equipment and other personal property of Landlord located in the Property and used in connection with the operation of the Property, or on or measured by the rent payable under this Lease or in connection with the business of renting space in the Property, including, without limitation, any gross income tax or excise tax levied with respect to the receipt of such rent, by any state, county, city or political subdivision, public corporation, district or other political or public entity or public authority, and shall also include any other tax, fee or other excise, however described, which may be levied or assessed in lieu of, as a substitute (in whole or in part) for, or as an addition to, any other Tax Expense. Tax Expenses shall include reasonable attorneys' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Tax Expenses. If it shall not be lawful for Tenant to reimburse Landlord for any increase in Tax Expenses as defined herein, the Rent payable to Landlord prior to the imposition of such increases in Tax Expenses shall be increased to net Landlord the same net Rent after imposition of such increases in Tax Expenses as would have been received by Landlord prior to the imposition of such increases in Tax Expenses.

                  (ii) Tax Expenses shall not include income, franchise, transfer, inheritance or capital stock taxes, unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord in lieu of, as a substitute (in whole or in part) for, or as an addition to, any other charge which would otherwise constitute a Tax Expense.

            (c) Adjustment for Occupancy Factor. Notwithstanding any other provision herein to the contrary, in the event the Building is not at least one hundred percent (100%) occupied on average during any year of the Term, an adjustment shall be made by Landlord in computing Operating Expenses and Tax Expenses for such year so that the Operating Expenses and Tax Expenses shall be computed for such year as though the Building had been one hundred percent (100%) occupied on average during such year. In addition, if any particular work or service includable in Operating Expenses is not furnished to a tenant who has undertaken to perform such work or service itself, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would have been incurred if Landlord had furnished such work or service to such tenant. The parties agree that statements in this Lease to the effect that Landlord is to perform certain of its obligations hereunder at its own or sole cost and expense shall not be interpreted as excluding any cost from Operating Expenses or Tax Expenses if such cost is an Operating Expense or Tax Expense pursuant to the terms of this Lease.

            (d)   [INTENTIONALLY OMITTED]

            (e) Notice and Payment. On or before the first day of each calendar year following the Base Year, on as soon as practicable thereafter, Landlord shall give to Tenant notice of Landlord's estimate of the Additional Rent, if any, payable by Tenant pursuant to



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

Paragraphs 3.2(a) and 3.2(b) for such calendar year. On or before the first day of each month during each such calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated Additional Rent; provided, however, that if Landlord's notice is not given prior to the first day of any calendar year Tenant shall continue to pay Additional Rent on the basis of the prior year's estimate until the month after Landlord's notice is given. If at any time it appears to Landlord that the Additional Rent payable under Paragraphs 3.2(a) and/or 3.2(b) will vary from Landlord's estimate, Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon the revised estimate. On the first monthly payment date after any new estimate is delivered to Tenant, Tenant shall also pay any accrued cost increases, based on such new estimate.

                    (f) Annual Accounting. Within ninety (90) days after the close of each calendar year, or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of the Additional Rent payable under Paragraphs 3.2(a) and 3.2(b) for such year. Landlord's annual statement shall be final and binding upon Landlord and Tenant unless either party, within thirty (30) days after Tenant's receipt thereof, shall contest any item therein by giving written notice to the other, specifying in reasonable detail each item contested and the reason therefor. Notwithstanding the foregoing, the Tax Expenses included in any such annual statement may be modified by any subsequent adjustment or retroactive application of Tax Expenses affecting the calculation of such Tax Expenses. If the annual statement shows that Tenant's payments of Additional Rent for such calendar year pursuant to Paragraph 3.2(e) hereof exceeded Tenant's obligations for the calendar year, Landlord shall at its option either (1) credit the excess to the next succeeding installments of estimated Additional Rent or (2) pay the excess to Tenant within thirty (30) days after delivery of such statement. If the annual statement shows that Tenant's payments of Additional Rent for such calendar year pursuant to Paragraph 3.2(e) hereof were less than Tenant's obligation for the calendar year, Tenant shall pay the deficiency to Landlord within ten (10) days after delivery of such statement.

               3.3 Late Payment Charge interest. If any installment of Rent, Additional Rent or any other sum due from Tenant is not received by Landlord, Tenant shall pay to Landlord as liquidated damages an additional sum equal to five percent (5%) of the amount overdue to compensate Landlord for reasonably foreseeable processing and accounting charges, and any charges that may be incurred by Landlord with regard to any financing secured by the Property. Acceptance of any late charge shall not constitute a waiver by Landlord of Tenant's default with respect to the overdue amount. In addition, any amount not paid by Tenant shall bear interest at the lower of five percent (5%) per annum plus the then discount rate of the Federal Reserve Bank of San Francisco, or the highest rate then allowed by law (such lower rate is referred to herein as the "Interest Rate"), from the date due until paid in full. Payment of such interest shall not excuse or cure any default by Tenant.

               3.4 Security Deposit. Tenant shall pay to Landlord upon execution of this Lease the amount set forth in the Lease Summary as and for a Security Deposit as security for the full and faithful performance by Tenant of every term, covenant and condition of this Lease. In the event Tenant defaults in the performance of any of its obligations hereunder, Landlord may use or apply any portion of the Security Deposit to cure the default or to compensate Landlord for its damages from the default, in which event Tenant shall promptly deposit with Landlord the sum necessary to restore the Security Deposit to its original amount. Upon



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

termination of this Lease and performance of all of Tenant's obligations hereunder, Landlord shall return the Security Deposit or any balance thereof to Tenant. Tenant shall not be entitled to any interest on the Security Deposit, and Landlord shall be entitled to commingle the Security Deposit with its general funds.

        4. Use.

               4.1 Use of the Premises. The Premises shall be used only for the use described in the Lease Summary as the "Permitted Use" and for no other purpose. Tenant will engage in no activity on the Premises that would, in the judgment of any insurer of the Premises, increase the premium on any of Landlord's insurance over the amount otherwise charged therefor or cause such insurance to be canceled. Tenant will comply with all applicable laws and governmental regulations pertaining to its use of the Premises; provided that if such compliance requires that Alterations (as defined in Paragraph 5) be made to any portion of the Building or Premises, Tenant shall have no obligation to make any such Alteration unless such Alteration is necessitated by Tenant's particular use of the Premises. Tenant will not cause any excessive loads to be placed upon the floor slabs or the walls of the Premises by the placement of its furnishings or equipment or otherwise. Tenant will commit no nuisance or waste on the Premises and will not cause any unreasonable odors, noise, smoke, vibration, electronic emissions, or any other item to emanate from the Premises so as to damage the Property or any other person's property.

               4.2 No Exterior Uses. Except for parking areas reserved for the use of Tenant, if any (which shall be used in common with other occupants of the Building unless otherwise specified herein), no area outside of the Building or the exterior of the Building is leased to or may be used by Tenant. No rubbish containers may be stored outside of the Premises except in areas specifically identified by Landlord. No materials may be stored outside of the Premises by Tenant.

        4.3 Hazardous Materials.

               (a) Definitions.

                    (1) "Hazardous Materials" shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

                    (2) "Environmental Requirements" shall mean all present and future Legal Requirements (including, without limitation, orders, permits, licenses, approvals, authorizations and other requirements of any kind) applicable to Hazardous Materials.


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
                    (3) "Handled by Tenant" and "Handling by Tenant" shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, "Representatives") or its guests, customers, invitees, or visitors (collectively, "Visitors"), at or about the Premises in connection with or involving Hazardous Materials.

                    (4) "Environmental Losses" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and Penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use of adverse effects on marketability or use of any portion of the Premises or Property.

                (b) Tenant's Covenants. No Hazardous Materials shall be Handled by Tenant at or about the Premises or Property without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies ("Permitted Hazardous Materials"), may be used and stored at the Premises without Landlord's prior written consent, provided that Tenant's activities at or about the Premises and Property and the Handling by Tenant of all Permitted Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Term, Tenant shall promptly remove from the Premises and Property all Hazardous Materials Handled by Tenant at the Premises or the Property. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Paragraph 4.3 by all of Tenant's Representatives and Visitors, and all of Tenant's obligations under this Paragraph 4.3 (including its indemnification obligations under Paragraph 4.3(e) below) shall survive the expiration or termination of this Lease.

                (c) Compliance. Tenant shall at Tenant's expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Property, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work an approved in writing in advance by Landlord and in a manner that will not interfere with any other tenant's quiet enjoyment of the Property or Landlord's use, operation, leasing and sale of the Property. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Property. If any lien attaches to the Premises or the Property in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand.

                (d) Landlord's Rights. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant's compliance with the provisions of this Paragraph 4.3, and (ii) to perform Tenant's obligations under this Paragraph 4.3 if Tenant his failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord on demand the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations under this Paragraph
4.3. Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

                (e) Tenant's Indemnification. To the fullest extent allowed under applicable law, Tenant agrees to indemnify, defend, protect and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts' and consultants' fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Property or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises. The obligations of Tenant under this Paragraph 4.3(e) shall survive the expiration or sooner termination of this Lease.

                (f) Asbestos. To Landlord's best knowledge, the Premises contain no asbestos or asbestos containing construction materials.

        4.4 Americans With Disabilities Act.

                (a) Tenant, at Tenant's sole cost and expense, shall be responsible for any alterations, modifications or improvements to the Premises and/or the Building and the acquisition of any auxiliary aids required under the Americans with Disabilities Act ("ADA"), including all alterations, modifications or improvements to the Premises or Building required, directly or indirectly: (1) as a result of Tenant (or any subtenant, assignee or concessionaire) being a Public Accommodation (as such term is defined in the
ADA); (2) as a result of the Premises being a Commercial Facility (as said term is defined in the ADA); (3) as a result of any leasehold improvements (including, without limitation, the improvements to be constructed pursuant to Exhibit B attached hereto), alterations or additions made to the Premises by or on behalf of Tenant or any subtenant, assignee or concessionaire (whether or not Landlord's consent to such leasehold improvements or alterations was obtained); or, (4) as a result of the employment by Tenant (or any subtenant, assignees or concessionaire) of any individual with a disability.

                (b) With respect to the use restrictions set forth in this Lease, and the restrictions on assignments and subletting set forth herein, it is hereby specifically understood and agreed that Landlord shall have no obligation to consent to or permit the use of the Premises or an assignment of this Lease or a sublease of all or a portion of the Premises (collectively herein a ("Use Change") if such Use Change would require the making of any alterations, modifications or improvements to the Premises, the common areas or other portions of the Building, or the acquisition of any auxiliary aids under the ADA, unless Tenant performs all such acts and satisfies Landlord's requirements for financial responsibility for the costs of such compliance, which requirements may include, by way of example, posting of a completion bond or establishment of an escrow account.

        5. Alterations and Additions.

           5.1 Landlord's Consent Required. Tenant shall not make any alteration or addition (collectively "Alterations") to the Premises without Landlord's prior written consent which may be withheld in Landlord's sole and absolute discretion. Notwithstanding the immediately preceding sentence, Tenant shall have the right without Landlord's approval to make minor Alterations within the interior of the Premises that do not affect the structure of the Building, the Building Systems, the exterior of the Building or Landlord's ability to lease the Premises following the expiration of the Term, provided that (i) such Alterations do not exceed Two Thousand Five Hundred Dollars ($2,500) in cost per project; (ii) prior to commencing such Alterations, Tenant shall give written notice to Landlord specifying the work to be done and the area of the Premises affected by such work; and (iii) Tenant shall obtain all necessary governmental permits and approvals prior to commencing such work. In making any Alterations hereunder, Tenant shall comply with all applicable building codes and other Legal Requirements. In connection with giving its consent to a requested Alteration, Landlord shall notify Tenant that such Alteration either (i) shall be removed from the Premises, and all damage resulting from such removal repaired by Tenant prior to the expiration or sooner termination of the Term, or
(ii) shall remain on the Premises at the end of the Term and become the property of the Landlord. Tenant shall not proceed to make any Alterations until ten (10) days after receipt of Landlord's written consent, in order that Landlord may post on the Premises appropriate notices to avoid any liability or liens by reason thereof.

           5.2 Performance of Work. All Alterations shall be made at Tenant's sole cost and expense (including the expense of complying with all present and future Legal Requirements, and any other work required to be performed in other areas within or outside the Premises by reason of the Alterations). Landlord may elect to cause its contractor to perform the Alterations, in which case Landlord shall be entitled to receive a fee for such work of fifteen percent (15%) of the first $100,000 of the construction costs of such work, and five percent (5%) of any construction costs over $100,000. If Landlord does not perform the work pursuant to the above, Tenant shall pay Landlord on demand prior to or during the course of such construction an amount (the "Alteration Operations Fee") equal to ten percent (10%) of the total hard cost of the Alteration (and for purposes of calculating the Alteration Operations Fee, such hard cost shall not include permit fees) as compensation to Landlord for electrical energy consumed in connection with the work, freight elevator operation, additional cleaning expenses, additional security services, and for other miscellaneous costs incurred by Landlord as result of the work.

        6. Liens. Tenant shall not permit any mechanic's, materialman's or other liens arising out of work performed at the Premises by or on behalf of Tenant to be filed against the fee of the Property nor against Tenant's interest in the Premises. Landlord shall have the right to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights based on such breach by Tenant and without releasing Tenant from any obligations hereunder, pay and satisfy the same and in such event the sums so paid by Landlord shall be due and payable by Tenant immediately without notice or demand, with interest from the date paid by Landlord through the date Tenant pays Landlord, at the Interest Rate. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims, loss, cost, damage or liability for mechanics', materialmen's or other liens in connection with any Alterations, repairs or any work performed, materials furnished or obligations incurred by or for Tenant.

        7. Maintenance and Repair.

           7.1 Tenant's Obligations. Except for those portions of the Building which Landlord is expressly obligated to maintain and repair pursuant to Paragraph 7.2 below, Tenant, at its sole cost, shall maintain in first class condition and repair the non-structural portions of the Premises and every part thereof, including, if applicable any plate glass (other than exterior office space windows on floors above the ground floor). If Tenant refuses or neglects to make repairs and/or maintain the Premises, or any part thereof, in a manner and within a time period reasonably satisfactory to Landlord, Landlord shall have the right, upon giving Tenant reasonable written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of Tenant. In such event the cost of such work (including a fee payable to Landlord for the performance of such work as outlined in Paragraph 5.2 above) shall be paid by Tenant promptly upon Landlord's presentation of reasonable evidence of the costs actually incurred.

           7.2 Landlord's Obligations. Subject to Tenant's obligations pursuant to Paragraph 7.1, and the provisions of this Lease dealing with damage or destruction and condemnation, Landlord shall, as part of Operating Expenses, repair and maintain in good working order the roof, roof membrane, and all structural portions of the Premises and the Building, the heating, ventilation, air-conditioning, plumbing and electrical systems and other equipment serving the Premises (but not to the extent any such system or any life systems installed by or on behalf of Tenant exclusively serve the Premises) (the "Building Systems"), the elevators, common areas, exterior surfaces or the Building (except with respect to plate glass which is the responsibility of Tenant pursuant to the terms of Paragraph 7.1 above), sidewalks, the parking lot and landscaping for the Building. Tenant hereby waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good condition, order and repair. Tenant specifically waives all rights it may have under Sections 1932(l), 1941, and 1942 of the California Civil Code, and any similar or successor statute or law.

        8. Tenant's Personal Property Taxes. Tenant shall pay prior to delinquency all taxes, license fees, and public charges assessed or levied against Tenant, Tenant's estate in this

Lease or Tenant's leasehold improvements, trade fixtures, furnishings, equipment and other Personal property,

        9. Utilities and Services.


           9.1 Basic Services. As part of Operating Expenses (except as set forth in Paragraph 9.2 below), and provided Tenant is not in default hereunder, Landlord shall furnish the following utilities and services ("Basic: Services") for the Premises:

               (i) during the Business Hours specified in the Lease Summary reasonable quantities of electricity for lighting and convenience outlets;

               (ii) during Business Hours, heat and air conditioning required in Landlord's judgment for the comfortable use and occupancy of the Premises for ordinary general office purposes;


               (iii)unheated water for the restroom(s) and drinking fountain(s) in the public areas serving the Premises; and

               (iv) janitorial services limited to emptying and removal of general office refuse, light vacuuming as needed and window washing, all as determined by Landlord,

Notwithstanding the foregoing, however, Tenant may use water, heat, air conditioning, electric current, elevator and janitorial service in excess of that provided in Basic Services ("Excess Services") which shall include without limitation any power usage other than through existing standard 110-volt AC outlets, electricity and/or water consumed by Tenant in connection with any dedicated or supplemental heating, ventilating and/or air conditioning, computer power, telecommunications and/or other special units or systems of Tenant, chilled, heated or condenser water, or water used for any purpose other than ordinary drinking and lavatory purposes, provided that the Excess Services desired by Tenant are reasonably available to Landlord and to the Premises, and provided further that Tenant complies with the procedures established by Landlord from time to time for requesting for such Excess Services and with all other provisions of this Paragraph 9. Tenant shall pay for such Excess Services at the hourly rate established by Landlord, which shall include Landlord's then-standard administrative charge; the parties agree that Landlord's charge for after hours heating or air conditioning shall be $25.00 per hour. Landlord reserves the right, at Tenant's cost, to install in the Premises electric current and/or water meters (including, without limitation, any additional wiring, conduit or panel required therefor) to measure the electric current or water consumed by Tenant or to cause the usage to be measured by other reasonable methods (e.g. by temporary "check" meters or by survey). If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected as a result of (i) any lights, machines or equipment used by Tenant in the Premises, or (ii) the occupancy of the Premises by more than one person per 200 square feet of rentable area, then Landlord shall have the right to install any machinery or equipment reasonably necessary to restore the temperature, including modifications to the standard air conditioning equipment. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord upon demand.

           9.2 Payment. The cost of any services which are not separately metered and payable for directly by Tenant shall be included in Operating Expenses. If any such services are, however, separately metered, Tenant shall pay directly to the charging authority for all costs of providing Basic Services to the Premises including, all charges for water, gas, electricity, refuse pickup, and all other utilities and services supplied or furnished to the Premises which are separately metered to the Premises, and the costs of such services will be excluded from Operating Expenses.

           9.3 Failure. No failure or interruption of any such utilities or service shall entitle Tenant to terminate this Lease or to withhold rent or other sums due hereunder and Landlord shall not be liable to Tenant for any such failure or interruption.

           9.4 Security. Landlord may, but shall be under no obligation to, implement security measures for the Building, such as the registration of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption. landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenant shall cooperate and comply with, and cause Tenant's Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its representatives or visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises, and Tenant, on behalf of Tenant, its employees and representatives waives all claims against Landlord with regard thereto.

        10. Indemnity. To the fullest extent allowed under applicable law, Tenant hereby agrees to indemnify, defend, protect and hold Landlord harmless from and against any and all claims, losses, demands, liabilities, and expenses, including attorneys' fees, arising from (a) Tenant's use of the Premises or (b) from any act permitted, or any omission to act, in or about the Premises or (c) the Property by Tenant or its agents, employees, contractors, representatives, visitors or invitees, or from any breach or default by Tenant of this Lease, or
(d) from any injury to person or property occurring in or about the Premises, unless solely caused by Landlord's gross negligence or willful misconduct. In the event any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. The obligations of Tenant under this Paragraph 10 shall survive the expiration or sooner termination of this Lease.

        11. Waiver of Claims. Tenant hereby waives any claims against Landlord for damage to Tenant's property, or for injury or death of any other person in or about the Premises or the Property from any cause whatsoever, except to the extent caused by Landlord's gross negligence or willful misconduct.

        12. Insurance.

            12.1 Tenant's Liability Insurance. Tenant shall, at its expense, obtain and keep in force during the Term a policy of commercial public liability insurance insuring Landlord and

Tenant against any liability arising out of the operation of Tenant's business and the condition, use, occupancy or maintenance of the Premises. Such insurance policy shall have a combined single limit for both bodily injury and property damage in an amount not less than Two Million Dollars ($2,000,000). The policy shall contain cross liability endorsements (to the extent available on commercially reasonable terms) and shall insure performance by Tenant of the indemnity provisions of Paragraph 10 above. The limits of said insurance shall not limit the liability of Tenant hereunder.

            12.2 Tenant's Property Insurance. Tenant shall, at its expense, keep in force during the term of this Lease, a policy of fire and property damage insurance, in an "all risk" form, insuring, for their full replacement cost, Tenant's inventory, fixtures, equipment, personal property, any leasehold improvements (including the Tenant Improvements) and any Alterations made by Tenant. Tenant also shall obtain and maintain business interruption insurance in an amount not less than an amount adequate to provide for payment of Base Rent and other amounts due Landlord under this Lease during a one year interruption of Tenant's business due to fire or other casualty, During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the leasehold improvements, alterations and personal property so insured. Because Tenant must maintain property insurance pursuant to this Paragraph 12.2 to cover Tenant's inventory, fixtures, equipment, personal property, and any leasehold improvements within the Premises, and because of the waivers of subrogation set forth in Paragraph 12.5, Tenant hereby waives all claims against Landlord for any loss, cost, liability, damage, or expense to Tenant's inventory, fixtures, equipment, personal property, and leasehold improvements within the Premises to the extent such loss, costs, liability, damage, or expenses are covered (or would have been covered) by the insurance carried (or required to be carried) by Tenant pursuant to this Paragraph 12.2, even if such loss, cost, liability, damage, or expense results from the negligent acts, omissions, or willful misconduct of Landlord or those of its agents, contractors, servants, employees or licensees.

            12.3 Landlord's Insurance. Landlord shall, as part of Operating Expenses, maintain a policy or policies of liability insurance and of insurance covering loss or damage to the Property (which may, at Landlord's option, include earthquake) in such amounts and with such coverages as Landlord deems advisable. All proceeds under such policies shall be payable exclusively to Landlord. Landlord may obtain such insurance for the Building separately, or together with other buildings and improvements which Landlord elects to insure together under blanket policies of insurance.

            12.4 Waiver of Subrogation. Tenant and Landlord each hereby waives, and shall cause their respective insurers to similarly waive, any and all rights of recovery against the other, or against the officers, employees, partners, agents and representatives of the other, for loss of or damage to the property of the waiving party or the property of others under its control, to the extent such loss or damage is (or would have been) insured against under any property insurance policy carried (or required to be carried) by Landlord or Tenant hereunder.

            12.5 Insurance Policies. All of Tenant's insurance shall be primary insurance written in a form satisfactory to Landlord by companies acceptable to Landlord and shall specifically provide by endorsements reasonably acceptable to Landlord that such policies shall: (i) not be subject to cancellation or other change except after at least thirty (30) days' prior written notice to Landlord; (ii) be Primary insurance, (iii) in the case of property insurance, specifically waive subrogation pursuant to this Lease. Insurance companies issuing such policies shall have rating classifications of "A" or better and financial size category ratings of "VII" or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be licensed to do business in the state where the Property is located. Any deductible amount under such insurance shall not exceed $5,000. Each policy of liability insurance required by this Section shall: (i) contain a cross liability endorsement or separation of insureds clause; (ii) provide that any rights or release prior to a loss does not void coverage; (iii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) provide that any failure to comply with the reporting provisions shall not affect coverage provided to Landlord, its partners, property managers and Mortgagees; and (v) name Landlord, its partners, Landlord's property manager, and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided the same extent of coverage as provided to Tenant under such policies. All endorsements effecting such additional insured status shall be acceptable to Landlord. Copies of the policies or certificates evidencing the policies shall be deposited with Landlord on or prior to the Commencement Date, and upon each renewal of such policies, which shall be effected not less than thirty (30) days prior to the expiration date of the term of such coverage. Reasonably satisfactory evidence of payment of policy premiums shall be provided to Landlord upon request.

            12.6 Adjustment. Tenant shall increase the amounts of insurance as required by any mortgagee, and, not more frequently than once every year, as recommended by Landlord's insurance broker, if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

        13. Damage.

            13.1 Generally. Except as otherwise provided in this Paragraph 13, if any portion of the Premises or Building that Landlord is obligated to maintain is damaged or destroyed by any cause, and if such damage is covered by insurance maintained by Landlord, then this Lease will not terminate and Landlord will cause such damage to be repaired with reasonable diligence, subject to delays in the obtaining and disbursement of insurance proceeds and delays in repair caused by inclement weather, governmental action or inaction, and shortage of materials or services and any other cause beyond the reasonable control of Landlord. From the date of the casualty until the restoration is completed, Tenant's obligation to pay Base Rent and Additional Rent shall not be abated to the extent required to be insured under Paragraph 12 above; any abatement thereafter allowed shall be determined by Landlord with respect to the extent to which Tenant is prevented from using and actually does not use, the Premises. If the damage is not insured by Landlord, or if the damage occurs within the last nine (9) months of the term of this Lease, or if, in Landlord's determination, the damage would take in excess of one hundred eighty (180) days to repair, Landlord may, at its option exercised by written notice to Tenant, elect to terminate this Lease as of the date set forth in Landlord's notice. If Landlord does not elect to terminate this Lease, Landlord shall complete the repair. If the damage is such that Tenant's use of or access to the Premises is substantially impaired, and if Landlord reasonably estimates that the time required for repair of the Premises will exceed one (1) year, then Tenant shall be entitled to terminate this Lease as of the date set forth in Tenant's notice (which shall be no more than Sixty (60) days following Tenant's notice) by delivering written notice of termination to Landlord within ten (10) days of Landlord's notice) to Tenant of the time required for repair.

            13.2 Tenant's Property. Landlord's obligation to rebuild or restore shall not include Tenant's trade fixtures, equipment, merchandise, or any improvements or Alterations made by or on behalf of Tenant to the Premises.

            13.3 Waiver. Tenant waives the provisions Of California Civil Code Sections 1932(2) and 1933(4), and any similar or successor statutes relating to termination of leases in the event of damage or destruction, and agrees that the parties, rights and obligations in such event shall instead be governed by this Lease.

        14. Condemnation. If any part of the Building or Premises shall be taken for any public, or quasi-public use, under any statute or by right of eminent domain or purchase in lieu thereof, either Landlord or Tenant shall have the right to terminate this Lease by written notice delivered within forty-five (45) days of such taking, provided that Tenant's exercise shall be conditioned upon the Premises, as existing following such taking, not being fit for the conduct of Tenant's business. If neither party terminates the Lease, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that Tenant shall be required to pay for the remainder of the Term only such portion of such Rent as the value of the part of the Premises remaining after such taking bears to the value of the entire Premises prior to such taking. All compensation awarded upon any taking hereunder shall belong exclusively to the Landlord. Notwithstanding any provision to the contrary contained herein, Tenant shall have the right to make a separate claim against the appropriate governmental authority for condemnation proceeds allocable to the unamortized costs of the leasehold improvements made at the cost of Tenant, the removal of Tenant's trade fixtures or removable personal property, and relocation expenses if and only to the extent that such separate claim does not diminish Landlord's condemnation award.

        15. Advertisements and Signs. Tenant shall not place or maintain any sign, advertisement, notice or other marking whether temporary or permanent in nature upon or about the Premises.

        16. Assignment and Subletting.

            16.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises, without Landlord's prior written consent, which shall not be unreasonably withheld. Without limiting the grounds upon which Landlord may withhold its consent, the parties hereto agree that it shall be reasonable for Landlord to deny consent to a proposed assignment or subletting if (a) the use to be made of the Premises by the proposed assignee or sublessee is not the Permitted Use or would be prohibited by any other term of this Lease; (b) the character, reputation and financial condition of the proposed assignee or sublessee are not satisfactory to Landlord; (c) the assignment or subletting would increase the operating costs for the Building or the burden on the Building services, or generate additional foot traffic, elevator usage or security concerns in the Building, or create an increased probability of the comfort and/or safety of Landlord and other tenants in the Building being Compromised or reduced; (d) the space will be used for a school or training facility, an entertainment, sports or recreation facility, retail sales to the public (unless Tenant's Permitted Use is retail sales), a personnel or employment agency, an office or facility of any governmental or quasi-governmental agency or authority, a place of public assembly (including without limitation a meeting center, theater or public forum), any use by or affiliation with a foreign government (including without limitation an embassy or consulate or similar office, or a facility for the provision of social, welfare or clinical health services or sleeping accommodations (whether temporary, daytime or overnight);
(e) the proposed assignee or subtenant is a current tenant in the Building or a prospective tenant of the Building; (f) the proposed assignee or subtenant is an entity or related to an entity with whom Landlord or any affiliate of Landlord has had adverse dealings; (g) the proposed assignment or subletting may conflict with any exclusive uses granted to other tenants of the Building, or with the terms of any easement, covenant, condition or restriction, or other agreement affecting the Building; (h) Landlord determines that the proposed assignee may be unable to perform all of Tenant's obligations under this Lease or the proposed subtenant may be unable to perform all of its obligations under the proposed sublease; (i) the rental and other consideration payable by the proposed subtenant or assignee is less than that currently being paid by tenants under new leases of comparable space in the Building; or (j) Landlord otherwise determines that the proposed assignment or sublease would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Building. In no event may Tenant publicly offer or advertise all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for a direct lease (non-sublease) of comparable space in the Building. Notwithstanding the foregoing, Tenant may assign this Lease at any time, or sublease all or part of the Premises, without receipt of Landlord's consent (but with prior notice to Landlord establishing that the conditions set forth in this sentence have been complied with), to any entity which acquires all or part of Tenant, or which is acquired in whole or in part by Tenant, or which is controlled directly or indirectly by Tenant, or which is under common control with Tenant, or which entity controls, directly or indirectly, Tenant ("Affiliate"), or which owns or is owned by the Affiliate, so long as such Affiliate has a net worth, as confirmed by Landlord, equal to or in excess of the greater of (A) the net worth of Tenant as of the date of this Lease and (B) the net worth of Tenant immediately prior to such proposed assignment or sublease.

            16.2 Transactions Constituting Transfers Governed by this Paragraph
16. For purposes of this Paragraph 16, and without limited the events which might constitute an assignment of this Lease or a sublease of Tenant's interest hereunder, the following events shall be deemed an assignment or sublease, as appropriate: (i) the issuance of equity interests (whether stock, partnership interests or otherwise) in Tenant or any subtenant or assignee, or any entity controlling any of them, to any person or group of related persons, in a single transaction or a series of related or unrelated transactions, such that, following such issuance, such person or group shall have Control (as defined below) of Tenant or any subtenant or assignee; (ii) a transfer of Control of Tenant or any subtenant or assignee, or any entity controlling any of them, in a single transaction or a series of related or unrelated transactions (including, without limitation, by consolidation, merger, acquisition or reorganization), except that the transfer of outstanding capital stock or other listed equity interests by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange, shall not be included in determining whether Control has been transferred; (iii) a reduction of Tenant's assets to the point that this Lease is substantially Tenant's only asset; (iv) a change or conversion in the form of entity of Tenant, any subtenant or assignee, or any entity controlling any of them, which has the effect of limiting the liability of any of the partners, members or other owners of such entity; or (v) the agreement by a third party to assume, take over, or reimburse Tenant for, any or all of Tenant's obligations under this Lease, in order to induce Tenant to lease space with such third party. "Control" shall mean direct or indirect ownership of 50% or more of all of the voting stock of a corporation or 50% or more of the legal or equitable interest in any other business entity, or the power to direct the operations of any entity (by equity ownership, contract or otherwise).

            16.3 Effect on Options. If Landlord approves of an assignment or subletting hereunder and this Lease contains any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building, such rights and/or options shall not run to the subtenant or assignee, it being agreed by the parties hereto that any such rights and options are personal to the Tenant originally named herein and may not be transferred.

            16.4 Documentation.

                (a) Prior to any assignment or sublease, Tenant shall (a) provide to Landlord the proposed assignee's or sublessee's name, legal composition, address, financial statements for the previous three (3) years (if available), and copies of all documents relating to Tenant's proposed assignment or sublease, and (b) shall specify all monies and other consideration to be received by Tenant for such assignment or sublease.

                (b) In circumstances where Landlord's prior consent is required, within thirty (30) days after the receipt of such documentation, and subject to the provisions of Section 16.6 below, Landlord shall have the right to (a) consent in writing to the proposed assignment or sublease subject to the terms and conditions hereinafter set forth, or (b) notify Tenant in writing that Landlord withholds such consent.

                (c) No permitted assignment or subletting by Tenant shall be effective until there has been delivered to Landlord a fully executed counterpart of the assignment or sublease which expressly provides that (a) the assignee or subtenant may not further assign or sublet the assigned or sublet space without Landlord's prior written consent (which, in the case of a further assignment proposed by an assignee, shall not be unreasonably withheld, subject to Landlord's rights under the provisions of this Paragraph 16), (b) the assignee or subtenant will comply with all of the provisions of this Lease (applicable, in the case of a sublease, to the portion of the Premises subleased, and excluding the obligation to pay rent as described herein), and Landlord may enforce the Lease provisions directly against such assignee, (c) in the case of an assignment, the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the assignment, and (d) in the case of a sublease, the subtenant agrees to be and remain liable for the payment of rent pertaining to the sublet space in the amount set forth in the sublease, and for the performance of all of the terms and provisions of this Lease applicable to such sublet space. In addition to the foregoing, no sublease by Tenant shall be effective until there has been delivered to Landlord a fully executed counterpart of Landlord's consent to sublease form. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above. Notwithstanding the foregoing, however, no subtenant or assignee shall be permitted to occupy the Premises unless and until such subtenant or assignee provides Landlord with certificates evidencing that such subtenant or assignee is carrying all insurance coverage required of such subtenant or assignee under this Lease.

            16.5 Excess Consideration. If Landlord consents to a proposed assignment or subletting, Tenant shall pay to Landlord as additional rent, within ten (10) days after receipt by Tenant, any consideration paid by the subtenant or assignee, including, in the case of a sublease, the excess of the rent and other consideration payable by the subtenant, over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space.

            16.6 Landlord's Right to Space. Notwithstanding any of the above provisions of this Paragraph 16 to the contrary, if Tenant notifies Landlord that it desires to enter into a sublease or assignment, Landlord, in lieu of consenting to such transaction, may elect (a) in the case of an assignment or a sublease of the entire Premises, to terminate this Lease or to sublease the Premises from Tenant at the lesser of the rental rate payable hereunder or the rate payable under such proposed transaction, or (y) in the case of a sublease of less than the entire Premises, to terminate this Lease as it relates to the space proposed to be subleased by Tenant or to sublease such portions of the Premises at the lesser of the rental rate payable hereunder or the rate payable under such proposed transaction. In the event Landlord elects to so terminate this Lease or sublease such space, this Lease will terminate (or the space proposed to be subleased will be removed from the Premises subject to this Lease and the Base Rent and Tenant's Share under this Lease shall be proportionately reduced) on the date the sublease or assignment was proposed by Tenant to be effective, and Landlord may lease such space to any party, including the prospective sublessee or assignee identified by Tenant. In any event, Tenant shall bear the costs of any demising walls and code-related work associated with such sublease or termination.

            16.7 Terms and Conditions. In connection with any proposed assignment or sublease, Tenant shall pay Landlord's reasonable processing costs and attorneys' fees, regardless of whether Landlord consents to such assignment or sublease. Each assignment or sublease shall be in form satisfactory to Landlord and shall be subject and subordinate to the provisions of this Lease. Once approved by Landlord, such assignment or sublease shall not be modified without Landlord's prior written consent. Each assignee or sublessee shall acknowledge that the termination of this Lease shall, at Landlord's sole election, constitute a termination of every such assignment or sublease. Notwithstanding any assignment or sublease, Tenant shall remain primarily liable for all obligations and liabilities of Tenant under this Lease.

            16.8 Landlord's Remedies. Any assignment or sublease without Landlord's prior written consent where such consent is required shall at Landlord's election be void, and shall at Landlord's election constitute a default under this Lease. The consent by Landlord to any assignment or sublease shall not constitute a waiver of the provisions of this Paragraph 16 with respect to any subsequent assignment or sublease.

          16.9 No Merger. Without limiting any of the provisions of this Paragraph 16, if Tenant has entered into any subleases of any portion of the Premises, the voluntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies. If Landlord does elect that such surrender or cancellation operate as an assignment of such subleases or subtenancies, Landlord shall in no way be liable for any previous act or omission by Tenant under the subleases or for the return of any deposit(s) under the subleases that have not been actually delivered to Landlord, nor shall Landlord be bound by any sublease modification(s) executed without Landlord's consent or for any advance rental payment by the subtenant in excess of one month's rent.

          16.10 Assignment of Sublease Rents. Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee or as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointment on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default [defined below]).

     17.  Default.

          17.1 Event of Default. The occurrence of any of the following events (an "Event of Default") shall constitute a default and breach of this Lease by
Tenant:

               (a) Tenant fails to occupy and use the Premises for fifteen (15) consecutive days, which failure shall be deemed an abandonment of the Premises by Tenant; or

               (b) The failure by Tenant to make any payment of rent or any other required payment, as and when due; or

               (c) Tenant's failure to perform any other term, covenant or condition contained in this Lease and such failure shall have continued for thirty (30) days after written notice of such failure is given to Tenant; provided that where such failure cannot reasonably be cured within said thirty
(30) day period, Tenant shall not be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently pursues all reasonable efforts to complete said cure until completion thereof; or

               (d) Tenant fails to deliver any estoppel certificate, pursuant to Paragraph 20 below, or subordination agreement, pursuant to Paragraph 21 below, or other document pursuant to Paragraph 19 below, within the applicable period set forth therein;

               (e) Tenant makes or has made or furnishes or has furnished any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement made by Tenant for the benefit of Landlord, which is or was false or misleading in any material respect when made or furnished, or

                (f) Tenant assigns this Lease or subleases any portion of the Premises in violation of Paragraph 16 above; or

                (g) A default by Tenant occurs under any other lease between Tenant and Landlord or any affiliate of Landlord, and Tenant fails to cure such default within the applicable period set forth therein; or

                (h) the bankruptcy or insolvency of Tenant, transfer by Tenant in fraud of creditors, an assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within thirty (30) days thereafter.

            17.2 Remedies. Upon any Event of Default, Landlord shall have the following remedies, in addition to all other remedies now or hereafter provided by law or equity:

                (a) Termination. In any notice given pursuant to Paragraph 17.1 above, Landlord in its sole discretion may elect to declare a forfeiture of this Lease as provided in Section 1161 of the California Code of Civil Procedure, and provided that Landlord's notice states such an election, Tenant's right to possession shall terminate and this Lease shall terminate, unless on or before the date specified in such notice (conforming to the periods described in Paragraph 17.1 above), all arrears of rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder, including attorneys' fees incurred in connection with such defaults, shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. Provided that Landlord serves notice in accordance with the provisions of this Lease, Tenant hereby waives any notice required by Section 1161 of the California Code of Civil Procedure. Upon such termination, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, exercise its remedies relating hereto in accordance with the following provisions:

                    (i) In the event of any such termination of this Lease, Landlord may then or at any time thereafter by judicial process, re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

                    (ii) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights And remedies of a landlord provided by Section 1951.2 of the California Civil Code or any successor code section. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord shall be entitled to recover from Tenant: (i) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that the Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) shall be computed with interest at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. The "worth at the time of award" of the amount referred to in (iii) shall be computed by reference to competent appraisal evidence or the formula prescribed by and using the lowest discount rate permitted under applicable law.

                    (iii) For purposes of computing unpaid Rent which would have accrued and become payable under this Lease pursuant to the provisions of Paragraph 17(2)(a)(ii) above, unpaid Rent shall consist of the aggregate sum of:

                         (1) the total Base Rent for the balance of the Term;
plus

                         (2) any other amounts which Tenant has agreed to pay or
which Tenant owes to Landlord under the terms of this Lease, except any amounts owed for increases (estimated or actual) in Operating Expenses and Tax Expenses; plus

                         (3) a computation of Tenant's Share of the Operating
Expenses and Tax Expenses increases for the balance of the Term, the assumed Operating Expenses and Tax Expenses for the calendar year of the default and each future calendar year in the Term to be equal to the Operating Expenses and Tax Expenses for the final calendar year prior to such termination, increased at a per annum rate equal to the mean average rate of inflation for the proceeding three (3) calendar years as determined by reference to the Consumer Price Index, All Items, San Francisco-Oakland-San Jose.

                    (iv) After terminating this Lease, Landlord may remove any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant. Tenant waives all claims for damages that may be caused by Landlord's removing or storing or selling the property as herein provided, and Tenant shall indemnify and hold Landlord free and harmless from and against any and all losses, costs and damages, including without limitation all costs of court and attorneys' fees of Landlord occasioned thereby.

                (b) Continuation After Default. If an Event of Default exists under this Lease, Landlord shall also have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant has breached this Lease and recover rent as it becomes due; provided, however that Tenant shall have the right to sublet or assign this Lease, subject only to reasonable limitations). Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

                (c) Bankruptcy/Insolvency. In the event of the occurrence of any of the events specified in Paragraph 17.1(i) of this Lease, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this Lease, then, in addition to any other rights of Landlord hereunder or by law, (1) Landlord my discontinue the services provided pursuant to Paragraph 9 of this Lease, unless Landlord has received compensation in advance for such services (it being agreed that it is reasonable for Landlord to require the deposit of three (3) months' estimated cost of performing such services) in the amount of Landlord's reasonable estimate of the compensation required with respect to such services, and (2) neither Tenant, as debtor-in-possession, nor any trustee or other person (collectively, the "Assuming Tenant") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (a) cures, or provides adequate assurance that the Assuming Tenant will promptly cure, any existing default under this Lease, (b) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate, Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and (c) provides adequate assurance of future performance under this Lease; provided, however, that:

                    (i) The Assuming Tenant shall also deposit with Landlord, as security for the timely payment of all Rent, an amount equal to six months' Rent;

                    (ii) The obligations imposed upon the Assuming Tenant shall continue with respect to Tenant or any assignee of the Lease after the completion of the bankruptcy proceedings; and

                    (iii) for purposes of this Paragraph 17, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance" shall mean:

                         (a) The Assuming Tenant has and will continue to have
sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Assuming Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease as they become due, and to keep the Premises properly staffed with sufficient employees to conduct a fully-operational, actively-promoted business on the Premises; and

                         (b) The Bankruptcy Court shall have entered an order
segregating sufficient cash payable to Landlord and the Assuming Tenant shall have granted a valid and perfected first lien and security interest or mortgage in property of Tenant or Trustee, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure monetary or non-monetary defaults under this Lease within the time periods set forth above.

            The foregoing shall not limit Landlord's other rights and remedies under the United States Bankruptcy Code including but not limited to the right to file a claim against Tenant and obtain the maximum amount allowed in connection with such bankruptcy proceeding.

            17.3 No Relief From Forfeiture After Default. Tenant waives all rights of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, and under any other present or future law, in the event Tenant is evicted or Landlord otherwise lawfully takes possession of the Premises by reason of any Event of Default.

            17.4 Landlord's Right to Perform Tenant's Obligations. If Tenant shall at any time fail to perform any obligation required of Tenant hereunder, and provided Tenant has been provided a thirty (30) day notice from Landlord concerning such obligation, then Landlord may, at its option, perform such obligation to the extent Landlord deems desirable, and may pay any and all reasonable expenses incidental thereto and employ counsel. No such action by Landlord shall be deemed a waiver by Landlord of any of Landlord's rights or remedies, or a release of Tenant from performance of such obligation. All sums so paid by Landlord, together with an administrative fee of five percent (5%) of the amount so paid, shall be due and payable by Tenant to Landlord on the day immediately following Landlord's payment thereof. Landlord shall have the same rights and remedies for the nonpayment of any such sums as for default by Tenant in the payment of rent in addition to any other remedy available to Landlord.

            17.5 Remedies Not Exclusive. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies available.

            17.6 Termination, Surrender and Abandonment. No act or conduct of Landlord, including, without limitation, efforts to relet the Premises, an action in unlawful detainer or service of notice upon Tenant or surrender of possession by Tenant pursuant to such notice or action, shall extinguish the liability of Tenant to pay rent or other sums due hereunder or terminate this Lease, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. No act or conduct of Landlord, including the acceptance of the keys to the Premises, other than a written acknowledgment of acceptance of surrender signed by Landlord, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Lease term. The surrender of this Lease by Tenant, voluntarily or otherwise, shall, at Landlord's option, operate as an assignment to Landlord of any and all existing assignments and subleases, or Landlord may elect to terminate any or all of such assignments and subleases by notifying the assignees and sublessees of its election within fifteen (15) days after such surrender.

            17.7 Attorney's Fees. If as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all reasonable attorneys' fees and expenses so incurred by Landlord, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover reasonable attorneys' fees and expenses incurred by Tenant.

            17.8 Landlord's Default. In the event of any failure by Landlord to perform any of Landlord's obligations under this Lease, Tenant will give Landlord and any Lender (defined in Paragraph 19 below) written notice specifying such default with particularity, and Landlord shall thereupon have sixty (60) days in which to cure any such default. Unless and until Landlord (or such Lender) fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. Notwithstanding anything to the contrary set forth in this Lease, in no event shall Landlord be liable for any consequential or remote damages, including, without limitation, loss or interruption of Tenant's business.

        18. Effect of Conveyance. The term "Landlord" as used in this Lease, means only the current owner(s) of the Building so that in the event of any sale or other transfer of the Building, the transferor shall be deemed to be relieved of all obligations of the Landlord hereunder from and after the date of such sale (except such obligations arising before the date of such sale), and the transferee shall be deemed to have assumed and agreed to perform any and all obligations of Landlord hereunder arising from and after said date.

        19. Instruments Required by Lender. If any lender or ground lessor that intends to acquire an interest in, or holds a mortgage, ground lease or deed of trust encumbering any portion of the Property ("Lender") should require either the execution by Tenant of an agreement requiring Tenant to send such Lender written notice of any default by Landlord under this Lease, giving such Lender the right to cure such default until such Lender has completed foreclosure, and preventing Tenant from terminating this Lease unless such default remains uncured after foreclosure has been completed, and/or any modification of the agreements, covenants, conditions or provisions of this Lease, then Tenant agrees that it shall, within ten (10) days after Landlord's request, execute and deliver such agreement and modify this Lease as required by such Lender; provided, however, that no such modification shall affect the length of the term or increase the rent payable by Tenant hereunder. Tenant acknowledges and agrees that its failure to timely execute any such agreement or modification required by such lender or ground lessor may cause Landlord serious financial damage by causing the failure of a financing transaction and giving Landlord all of its rights and remedies under Paragraph 17, including its right to damages caused by the loss of such financing.

        20. Estoppel Certificates. Tenant shall, from time to time, within ten
(10) days after receipt from Landlord of written request therefor, deliver a duly executed and acknowledged and factually accurate estoppel certificate to Landlord certifying: (i) that this Lease is unmodified and in full force and effect, or if there has been any modification, that the same is in full force and effect as modified, and stating all such modifications; (ii) whether or not there is then existing any claim by Tenant of default hereunder by Landlord and, if so, specifying the nature thereof; and (iii) the dates to which the rent and other charges payable hereunder by Tenant have been paid. If Tenant fails to timely deliver an estoppel certificate pursuant to the provisions of this Paragraph 20, Tenant acknowledges that such failure may cause Landlord serious financial damage by causing the failure of a financing or sale transaction and giving Landlord all of its rights under Paragraph 17, including its right to damages caused by the loss of such financing or sale.

        21. Subordination and Attornment. Tenant agrees that this Lease is subject and subordinate to any mortgage, deed of trust, any other instrument of security, or ground lease which is now or shall be placed on the Property. This subordination is hereby made effective without any further act of Tenant. Tenant shall, at any time hereafter, on demand, execute any instruments, releases, or other documents that may be required by any Lender under any security instrument for the purpose of subjecting and subordinating this Lease to the lien of such instrument. Tenant shall attorn to any third party purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any rights, powers or remedies under any instruments of security or ground leases now or hereafter encumbering all or any part of the Premises, as if such third party had been named as Landlord under this Lease.

        22. Notices. All notices, demands or requests to be given to Tenant or Landlord shall be in writing, delivered personally or by commercial courier or by United States mail, postage prepaid, certified return receipt requested and addressed (a) to Tenant at the Premises or (b) to Landlord at the address specified in the Lease Summary or as it may otherwise from time to time designate to Tenant in writing. Each such notice, demand or request shall be deemed to have been received by Tenant or Landlord upon actual delivery.

        23. No Accord and Satisfaction. No payment by Tenant, or receipt by Landlord, of an amount which is less than the full amount of Base Rent and all other sums payable by Tenant hereunder at such time shall be deemed to be other than on account of (a) the earliest of such other sums due and payable, and thereafter (b) to the earliest Base Rent or other sum due and payable hereunder. No endorsement or statement on any check or any letter accompanying any payment of Base Rent or such other sums shall be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to receive payment of the balance of such rent and/or other sums, or Landlord's right to pursue Landlord's remedies.

        24. Attorneys' Fees. If any action or proceeding at law or in equity, or an arbitration proceeding shall be brought to recover any rent under this Lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants, or conditions of this Lease, or for the recovery of possession of the Premises, the Prevailing Party (defined below) shall be entitled to recover from the other party as a part of such action or in a separate action brought for that purpose, its reasonable attorneys' fees and costs and expenses incurred in connection with the prosecution or defense of such action. "Prevailing Party" as used in this paragraph shall include, without limitation, a party who brings an action against the other after the other is in breach or default, if such action is dismissed upon the other's payment of the sums allegedly due or upon the performance of the covenants allegedly breached, or if the party commencing such action or proceeding obtains substantially the relief sought by it in such action, whether or not such action proceeds to a final judgment or determination.

        25. Surrender; Holding Over

            25.1 Surrender. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all Tenant Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and other cabling installed in the Building by or for Tenant and remove from the Premises all Tenant's personal property, trade fixtures and Alterations that Tenant has the right or is required by Landlord to remove under the provisions of this Lease, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof (including Landlord's administrative fee of fifteen percent (15%) of the cost of performing such work) and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in Landlord's notice shall be transferred to and vest in Landlord). Tenant waives all claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Paragraph 25.1 shall survive the expiration or termination of this Lease.

            25.2 Holdover Rent. This Lease shall terminate without further notice at the expiration of the Term. Any holding over after the expiration of the Term without proration for daily occupancy, shall be construed to be a tenancy from month to month, at a monthly rental of two hundred percent (200%) of the last applicable Base Rent and Additional Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified.

            25.3 Indemnity. To the fullest extent permitted under applicable law, Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any and all loss, cost, damage or liability incurred by or asserted against Landlord and arising directly or indirectly from Tenant's failure to timely surrender the Premises, including but not limited to (i) any rent payable by or any loss, cost, or damages, including lost profits, claimed by any prospective tenant of the Premises or any portion thereof, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises or any portion thereof by reason of such failure to timely surrender the Premises.

        26. Landlord Liability. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord's obligations or actions under this Lease.

        27. Entry, Inspection and Closure. Upon reasonable oral or written notice to Tenant (and without notice in emergencies), Landlord and its authorized representatives may enter the

Premises at all reasonable times to determine whether the Premises are in good condition, to determine whether Tenant is complying with its obligations under this Lease, to perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, to install or repair improvements for other tenants where access to the Premises is required for such installation or repair, to serve, post or keep posted any notices required or allowed under the provisions of this Lease, to show the Premises to prospective brokers, agents, buyers, transferees, mortgagees or tenants, or to do any other act or thing necessary for the safety or preservation of the Premises or the Building. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Building without liability to Tenant by reason of such closure. Landlord shall conduct its activities under this Paragraph in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Paragraph. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

        28. Rules and Regulations. Tenant shall be bound by and shall comply with the rules and regulations attached to and made a part of this Lease as Exhibit C to the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Building, upon notice to Tenant thereof (collectively, the "Building Rules"). Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person.

        29. Consents and Approvals. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its sole discretion in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the provision providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that the standard for such consent, approval, judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. Whenever Tenant requests Landlord to take any action or give any consent or approval, Tenant shall reimburse Landlord for all of Landlord's costs incurred in reviewing the proposed action or consent (whether or not Landlord consents to any such proposed action), including without limitation reasonable attorneys' or consultants' fees and expenses, within ten (10) days after Landlord's delivery to Tenant of a statement of such costs. If it is determined that Landlord failed to give its consent or approval where it was required to do so under this Lease, Tenant's sole remedy will be an order of specific performance or mandatory injunction of the Landlord's agreement to give its consent or approval. The review and/or approval by Landlord of any item shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Real Property, and neither Tenant nor any Tenant Party nor any person or entity claiming by, through or under Tenant, nor any other third party shall have any rights hereunder by virtue of such review and/or approval by Landlord.

        30. Reserved Rights. Landlord retains and shall have the rights set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for rent abatement:

            (a) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building and its tenants, provided that such exclusive right shall not operate to require Tenant to use or patronize such business or service or to exclude Tenant from its use of the Premises expressly permitted herein.

            (b) To perform, or cause or permit to be performed, at any time and from time to time, including during Business Hours, construction in the common areas and facilities or other leased areas in the Real Property.

            (c) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas and facilities and other tenancies and premises in the Real Property and to create additional rentable areas through use or enclosure of common areas.

        31. Financial Statements. Upon submission of this Lease to Landlord and at any time thereafter within ten (10) days after Landlord's request therefor, Tenant shall furnish to Landlord copies of true and accurate financial statements prepared in accordance with generally accepted accounting principles, reflecting Tenant's then current financial situation (including without limitation balance sheets, statements, of profit and loss, and changes in financial condition), Tenant's most recent audited or certified annual financial statements, and Tenant's federal income tax returns pertaining to Tenant's business, and in addition shall cause to be furnished to Landlord similar financial statements and tax returns for any guarantor(s) of this Lease. Tenant agrees to deliver to any lender, prospective lender, purchaser or prospective purchaser designated by Landlord such financial statements of Tenant as may be reasonably requested by such lender or purchaser.

        32. Parking. No parking rights are conveyed to Tenant pursuant to this Lease.

        33. General Provisions.

            33.1 Entire Agreement. This instrument, together with the Lease Summary and the exhibits attached hereto, constitutes the entire agreement made between the parties hereto and may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

            33.2 Timeliness. Time is of the essence with respect to the performance of each and every provision of this Lease in which time of performance is a factor.

            33.3 Captions. The captions of the numbered paragraphs of this Lease are inserted solely for the convenience of the parties hereto and shall have no effect upon the construction or interpretation of any part hereof.

            33.4 California Law. This Lease shall be construed and interpreted in accordance with the laws of the State of California, with jurisdiction and venue in Santa Clara County, California.

            33.5 Partial Invalidity. If any provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions hereof shall nonetheless continue in full force and effect.

            33.6 No Warranties. Any agreements, warranties or representations not expressly contained herein shall not bind either Landlord or Tenant.

            33.7 Joint and Several Liability. If Tenant is more than one person or entity, each such person or entity shall be jointly and severally liable under the Lease.

            33.8 Binding on Successors. The covenants and conditions herein contained, subject to the provisions as to assignment, shall apply to and be binding upon the parties hereto and their respective successors in interest.

            33.9 Authority. The parties hereby represent and warrant that they have all necessary power and authority to execute and deliver this Lease on behalf of Landlord and Tenant, respectively.

            33.10 No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease, entitle Tenant to any reduction of rent or impose any liability upon Landlord.

            33.11 Brokers. Tenant has not engaged any other broker, finder or agent other than as set forth in the Lease Summary. Tenant hereby agrees to indemnify, defend, protect and hold Landlord harmless from and against any and all claims for commissions arising from its dealings with any other broker or agent.

            33.12 Force Majeure. If either party hereto shall be delayed or prevented from the performance of any act required hereunder (other than Tenant's obligation to pay rent and any other sums due hereunder) by reason of acts of God, strikes, inability to procure materials, restrictive governmental laws or regulations, delay by the other party hereto or other cause without fault and beyond the control of the party obligated to perform (financial inability excepted), then upon notice to the other party, the performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be extended for a period equal to the period of such delay; provided, however, the party so delayed or prevented from performing shall exercise good faith efforts to remedy any such cause of delay or cause preventing performance.

            33.13 Exhibits/Rider. The Exhibits and Rider(s) attached hereto are incorporated herein and form a part of this Lease.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the dates specified below immediately adjacent to their respective signatures. Delivery of this Lease to Landlord, duly executed by Tenant, constitutes an offer by Tenant to lease the Premises as herein set forth, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon execution of this Lease by Landlord and delivery of a signed copy to Tenant.

"LANDLORD"                                      "TENANT"
505 HAMILTON AVENUE PARTNERS
a California general partnership                GARAGE.COM
                                                a California corporation

By:  CHARLES KING AND ASSOCIATES,
     a California limited partnership           By:  /s/  GUY KAWASAKI
                                                   -----------------------------
                                                Its:  CEO
                                                    ----------------------------
Its: General Partner

                                                By: /s/  WILLIAM REICHERT
                                                   -----------------------------
     By:  The Charles King, Jr.,                Its:  CEO
          Revocable Trust                           ----------------------------
     Its: General Partner


          By: /s/  CHARLES W. KING, JR.
             --------------------------------
             Charles W. King, Jr.,
             Trustee

                                    EXHIBIT A


                                    PREMISES

                                    EXHIBIT B

                                   WORK LETTER


        1. General.

            (a) Purpose. The Purpose of this Agreement is to set forth the manner in which the Tenant Improvements (i.e., the improvements to be constructed within the Premises) are to be constructed, who will design and construct the Tenant Improvements and the allocation of the cost of the Tenant Improvements.

            (b) Terms. All terms used herein and not herein defined shall have the same meaning as the defined term in the Lease.


            (c) Condition of Premises. Except for the Tenant Improvements to be constructed pursuant to this Agreement, Tenant accepts the Premises in their "as is" condition and acknowledges that Tenant has had an opportunity to inspect the Premises prior to signing the Lease.

        2. Commencement Date. The Commencement Date shall be determined in accordance with the Lease Summary and Paragraph 2 of the Lease.

        3. Selection of Designer. The space Plans (defined below) shall be prepared by a designer selected by Tenant and approved in advance by Landlord (such approval not to be unreasonably withheld or delayed) ("Designer"). Tenant shall at all times cooperate fully with Designer in Designer's efforts to timely complete the Plans.

        4. Costs.

            (a) Landlord's Allowance. Pursuant to the terms set forth below and as Landlord's sole contribution to the cost of the design and construction of the Tenant Improvements, Landlord shall contribute an amount up to the amount specified in the Lease Summary as "Landlord's Allowance".

            (b) Tenant's Cost. Any cost incurred in the design or construction of the Tenant Improvements in excess of Landlord's Allowance shall be borne by Tenant, in accordance with the terms and conditions set forth below. Prior to the construction of the Tenant Improvements, Contractor (defined in Paragraph 6 below) shall submit an estimate of the total cost of completing the Tenant Improvements. In the event that the aggregate of the cost estimated by Contractor and the cost of designing and completion of the Tenant Improvements (collectively, the "Improvements Cost") exceeds Landlord's Allowance, Tenant shall deliver funds equal to such excess to Landlord prior to the commencement of construction. In the event of any change order or any other event which increases the Improvements Cost, Tenant shall, within ten (10) days following delivery of notice to Tenant from Landlord, deliver to Landlord funds equal to such increase. If Tenant fails to timely deliver such funds to Landlord, Landlord shall have no obligation to continue the work of the Tenant Improvements and may cease such work until payment is received.

            (c) Construction Management Fee. Landlord shall receive a construction management fee in the amount of five percent (5 %) of the Improvements Cost, which shall be deducted from Landlord's Allowance.

            (d) Excess Landlord's Allowance. If Landlord's Allowance exceeds the aggregate of the Improvements Costs and Landlord's Construction Management Fee, any such excess may be applied by Tenant toward the completion of alterations as the installation of equipment and/or wiring within the Premises, provided that all such alterations shall be carried out in accordance with the provisions of Article 5 of the Lease. Additionally, if and to the extent that Tenant has not used all of such excess Landlord's Allowance on or before December 31, 1998, any remaining Landlord's Allowance shall be revert back to Landlord.

        5. Preparation of Plans.

            (a) Submittal of Plans. Landlord shall submit to Tenant proposed plans for the Tenant Improvements ("Plans") prepared by Designer. Tenant shall approve such Plans within three (3) business days of receipt or designate by written notice to Landlord the specific changes required to be made to the Space Plan, which changes, if approved by Landlord, shall be made by Landlord as soon as reasonably possible. This procedure shall be repeated until the Plans are finally approved by Tenant.

            (b) Limitation of Landlord's Liability. Tenant agrees and understands that Landlord shall not be the guarantor of, nor responsible for, the correctness or accuracy of any of the Plans or the compliance of the Plans with applicable laws.


        6. Construction and Payment.

            (a) Construction of Tenant Improvements. Landlord shall retain a contractor ("Contractor") to complete the Tenant Improvements in conformance with the approved Plans and all applicable laws. Landlord shall make arrangements to construct, as soon as reasonably possible, consistent with industry custom and practice and all applicable laws, the Tenant Improvements. Whenever possible and practical, Landlord will use the items and materials designated in the approved Plans for the construction of the Tenant Improvements. However, whenever Landlord determines in its judgment that it is not practical or efficient to use such materials, Landlord shall have the right, upon receipt of Tenant's consent, which consent shall not be unreasonably withheld or delayed, to substitute comparable items and materials.

            (b) Tenant's Changes. In the event that Tenant requests any changes from the approved Plans which changes shall be requested in a written notice to Landlord, Landlord shall not unreasonably withhold its consent to any such changes, provided the changes do not adversely affect the Building's structure, systems, equipment, security system or appearance. The costs charged by Landlord to Tenant caused by Tenant's requesting such changes shall be the amount of money Landlord is required to pay to revise any plans, including, without limitation, the approved plans, and to cause the Tenant Improvements, as reflected by the revised approved Plans to be constructed above the costs that Landlord would have had to pay to cause the Tenant Improvements to be constructed if no changes had been made ("Differential"), plus an amount equal to ten percent (10%) of the Differential to compensate Landlord for its time and efforts in connection with such changes.

        7. Substantially Complete. As used herein, the terms "Substantially Complete" or "Substantial Completion" shall mean that the Tenant Improvements have been completed, notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use of the Premises remain to be performed (items normally referred to as "punchlist" items). The Premises shall be deemed Substantially Complete even though Tenant's furniture, telephones, telexes, telecopiers, photocopy machines, computers and other business machines or equipment have not been installed, the purchase and installation of which shall be Tenant's sole responsibility and which shall be carried out pursuant to the terms of Paragraph 8 below. Landlord shall cause the punchlist items to be corrected as soon as reasonably possible and practical, but Landlord's failure to complete such items as of the date of Substantial Completion of the Premises shall in no event delay the Commencement Date.

        8. Tenant's Work. Any items of work not shown in the approved Plans, including, for example, the installation of telephone service, security system or furnishings (including wiring and cabling connections or installations), for which Tenant contracts separately, and (subject to the provisions of Section 4(d) above) at Tenant's sole cost and expense (hereinafter "Tenant's Work"), shall be subject to Landlord's reasonable policies and schedules and shall be conducted in such a way as not to hinder, cause any disharmony with or delay any work of improvement in the Building. Tenant's suppliers, contractors, workmen and mechanics shall be subject to approval by Landlord (not to be unreasonably withheld or delayed) prior to the commencement of their work and shall be subject to Landlord's administrative control while performing their work. Tenant shall cause its suppliers and contractors to engage only labor that is harmonious and compatible with other labor working in the Building. In the event of any labor disturbance caused by persons employed by Tenant or Tenant's contractor, Tenant shall immediately, and at Tenant's sole cost and expense, take all actions necessary to eliminate such disturbance. If at any time any supplier, contractor, workman or mechanic performing Tenant's Work hinders or delays any other work of improvement in the Building or performs any work which may or does impair the quality, integrity or performance of any portion of the Building, Tenant shall, at Tenant's sole cost and expense, cause such supplier, contractor, workman or mechanic to leave the Building and remove all his tools, equipment and materials immediately upon written notice delivered to Tenant and Tenant shall reimburse Landlord for any repairs or corrections of the Tenant Improvements or Tenant's Work or of any portion of the Building caused by or resulting from the work of any supplier, contractor, workman or mechanic with whom Tenant contracts. Landlord shall give access to Tenant's suppliers, contractors, workmen and mechanics so as to achieve timely completion and occupancy of the Premises, Tenant shall be responsible for hoisting charges for work under this paragraph.

        9. Default. Any default by Tenant under the terms of this Work Letter shall constitute a default under the Lease to which this Work Letter is attached, and shall entitle Landlord to exercise all remedies set forth in the Lease. Tenant shall have any and all rights to remedy such default pursuant to the provisions of the Lease.

        10. Tenant Improvements. The Tenant Improvements shall be constructed in accordance with the approved Plans mid applicable laws, in a good and workmanlike manner, free of defects and using new materials and equipment of good quality. Landlord hereby assigns to Tenant all warranties with respect to the Tenant Improvements, including warranties which would reduce Tenant's maintenance obligations under the Lease, and shall cooperate, at no cost or expense to Landlord, with Tenant in the enforcement of any such warranties.

            IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first written above.

                                    LANDLORD:

                                    505 HAMILTON AVENUE PARTNERS
                                    a California general partnership

                                    By:    CHARLES KING AND ASSOCIATES,
                                           a California limited partnership
                                    Its:   General Partner

                                           By:   The Charles King, Jr.,
                                                 Revocable Trust
                                           Its:  General Partner

                                                 By:  /s/ CHARLES W. KING, JR.
                                                      --------------------------
                                                      Charles W. King, Jr.,
                                                      Trustee

                                    TENANT:

                                    GARAGE.COM
                                    a California corporation


                                    By: /s/ GUY KAWASAKI
                                        ----------------------------------------
                                    Its: CEO
                                        ----------------------------------------

                                    By: /s/ WILLIAM REICHERT
                                        ----------------------------------------
                                    Its: CFO
                                        ----------------------------------------

                                   EXHIBIT C


                                 BUILDING RULES



        A. General Rules and Regulations. The following rules and regulations govern the use of the Building and the Property common areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

            1. Except as specifically provided in the Lease to which these Building Rules are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. Landlord will have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company reasonably designated or approved by Landlord.

            2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises including from within any interior common areas.

            3. Tenant will not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building or Property. The halls, passages, exits, entrances, elevators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Property and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building.

            4. Tenant will not obtain for use on the Premises ice, drinking water, food, food vendors, towel or other similar services (excluding bottled water and soft drink vending machines) or accept barbering or bootblacking service upon the Premises, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord. Landlord expressly reserves the right to absolutely prohibit solicitations, canvassing, distribution of handbills or any other written material, peddling, sales and displays of products, goods and wares in all portions of the Property except as may be expressly permitted under the Lease. Landlord reserves the right to restrict and regulate the use of the common areas of the Property and Building by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant's premises for such purposes. Without limiting the foregoing, Landlord may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within the Building for tenants and the general public.

            5. Landlord reserves the right to require tenants to periodically provide Landlord with a written list of any and all business invitees which periodically provide goods and services to such tenants at the premises. Landlord reserves the right to preclude all vendors from entering or conducting business within the Building and the Property if such vendors are not listed on a tenant's list of requested vendors.

            6. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. the following business day, or such other hours as may be established from time to time by Landlord, and on weekends and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant will be responsible for all persons for whom it requests passes and will be liable to Landlord for all acts of such persons. Landlord will not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

            7. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

            8. All cleaning and janitorial services for the Premises will be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be employed by tenants or permitted to enter the Building for the purpose of cleaning the same. Tenant will not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

            9. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install any new additional lock or bolt on any door of the premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay Landlord therefor.

            10. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Landlord's approval, which may be withheld in Landlord's sole discretion, and comply with, Landlord's reasonable rules and requirements applicable to such services, which may include separate licensing by, and fees paid to, Landlord.

            11. A freight elevator will be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its discretion, deems appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items will, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other tenants or the operation of the Building.

             12. Tenant will not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord will have the right to reasonably prescribe the weight, size and position of all safes, heavy equipment, files, materials, furniture or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms will be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to any tenants in the Building or Landlord, are to be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Tenant will be responsible for all structural engineering required to determine structural load, as well as the expense thereof. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property will be repaired at the expense of Tenant.

             13. Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant will not use or permit to be used on the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals (other than animals assisting disabled invitees of Tenant).

             14. Tenant will not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

             15. Tenant will not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and will refrain from attempting to adjust controls. Tenant will keep corridor doors closed, and shall keep all window coverings pulled down during periods of solar exposure.

             16. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building. Without the written consent of Landlord, Tenant will not use the name of the Building or the Property in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

            17. Tenant will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas, before Tenant and its employees leave the Premises. Tenant will be responsible for any damage or injuries sustained by other tenants, or occupants of the Building or by Landlord for noncompliance with this rule.

            18. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the tenant who, or whose employees or invitees, break this rule. Cleaning of equipment of any type is prohibited. Shaving is prohibited.

            19. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Tenant will not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

            20. Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other device on the roof(s) or exterior walls of the Building or the Property. Tenant will not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

            21. Except for the ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenants will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

            22. Tenant will not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord, not to be unreasonably withheld or delayed.

            23. Landlord reserves the right to exclude or expel from the Property any person who, in Landlord's judgment, is intoxicated or under influence of liquor or drugs or who is in violation of any of the Building Rules.

            24. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

            25. The Premises will not be used for lodging or for the storage of merchandise held for sale by the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any illegal purpose. No cooking will be done or permitted on the Premises without Landlord's consent, except the use of Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

            26. Neither Tenant nor any of its employees, agents, customers and invitees may use in any space or in the public halls of the Building or the Property any hand truck except those quipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant will not bring any other vehicles of any kind into the Building.

            27. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

            28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry into the Premises closed.

            29. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the common areas for the mutual benefit of the tenants in the Building or the Property, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations.

            30. Landlord may prohibit smoking in the Building and may require Tenant and any of its employees, agents, clients, customers, invitees and guests who desire to smoke, to smoke within designated smoking areas within the Property, which may be located outside of the Building.

            31. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office for the Building by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

            32. These Building Rules are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants and conditions of the Lease. Landlord may waive any one or more of these Building Rules for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Building Rules in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Building Rules against any or all of the tenants of the Property.

            33. Landlord reserves the right to make such other and reasonable non-discriminatory Building Rules as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Property and for the preservation of good order therein. Tenant agrees to abide by all such Building Rules herein above stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

        B. Parking Rules and Regulations. The following rules and regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

            1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

            2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

            3. All directional signs and arrows must be observed.

            4. The speed limit within all parking areas shall be five (5) miles per hour.

            5. Parking is prohibited: (a) in areas not striped for parking: (b) in aisles or on ramps, (c) where "no parking" signs are posted; (d) in cross hatched areas; and (e) in such other areas as may be designated from time to time by Landlord or Landlord's operator.

            6. Landlord reserves the right, without cost or ability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

            7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

            8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Tenant agrees to use its best efforts to acquaint its employees, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

            9. Parking stickers, access cards, or any other form of identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Parking identification devices, if utilized by Landlord, must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any, are not transferable and any device in the possession of an unauthorized holder will be void. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Tenant or any of its agents, employees or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

            10. Loss or theft of parking identification devices or access cards must be reported to the management office for the Property immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device or valid access card. Any parking identification device or access card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

            11. All damage or loss claimed to be the responsibility of Landlord must be reported, itemized in writing and delivered to the management office located within the Building within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles.

            12. The parking operators, managers or attendants, if any, are not authorized to make or allow any exceptions to these rules and regulations, without the express written consent of Landlord. Any exceptions to these rules and regulations made by any parking operators, managers or attendants without the express written consent of Landlord will not be deemed to have been approved by Landlord.

            13. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

            14. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

                                 RIDER TO LEASE

        THIS RIDER TO LEASE ("Rider") is attached to and forms a part of that certain Lease dated as of March 10, 1998 by and between 505 HAMILTON AVENUE PARTNERS ("Landlord") and GARAGE.COM, a California corporation ("Tenant") (the "Lease") and serves to amend and supplement the Lease. In the event of any conflict between the terms of the Lease and the terms of this Rider, the terms of this Rider shall control. Capitalized terms used herein shall have the meaning given them in the Lease.

        1. Term (Article 1).

           (a) Option to Extend. Landlord hereby grants Tenant an option to extend the Term (the "Option to Extend") for one (1) additional period of four
(4) years (the "Option Term"), commencing immediately after the expiration of the initial Term, upon the same terms and conditions contained herein, except that (i) the Base Rent for the Premises shall be increased to the Fair Market Base Rent for the Premises (but in no event less than the Base Rent rate payable immediately prior to the expiration of the initial Term, determined in the manner set forth below, (ii) Tenant shall accept the Premises as of the commencement of the Option Term in an "as is" condition without any obligation of Landlord to repaint, remodel, repair, improve or alter the Premises, and
(iii) there shall be no further options to extend the Term.

               (1) Tenant's exercise of the Option to Extend must be given to Landlord in writing no less than six (6) months and no earlier than nine (9) months prior to the expiration of the Term. If Tenant properly exercises the Option to Extend, references in this Lease to the Term shall be deemed to mean the Option Term unless the context clearly provides otherwise. Notwithstanding anything to the contrary contained herein, the Option to Extend shall automatically terminate without notice and shall be of no further force and effect, whether or not Tenant has timely exercised an option granted herein, if
(i) an event of default, beyond applicable cure periods, on the part of Tenant exists under this Lease at the time of exercise of the Option to Extend or at the time of commencement of the Option Term or (ii) Landlord has given Tenant two or more notices respecting an Event of Default on the part of Tenant during the Term.

               (2) If Tenant properly exercises the Option to Extend, the Base Rent during the Option Term shall be determined in the following manner. The Base Rent shall be increased to an amount equal to the Fair Market Base Rent for the Premises as of the commencement of the Option Term for a term equal to the Option Term, as specified by Landlord by notice to Tenant not less than thirty
(30) days prior to commencement of the Option Term, subject to Tenant's right of arbitration as set forth below. If Tenant believes that the Fair Market Base Rent specified by Landlord exceeds the actual Fair Market Base Rent for the Premises as of commencement of the Option Term, then Tenant shall so notify Landlord within ten (10) days following receipt of Landlord's notice. If Tenant fails to so notify Landlord within said ten (10) days, Landlord's determination of the Fair Market Base Rent for the Premises shall be final and binding upon the parties. If the parties are unable to agree upon the Fair Market Base Rent for the Premises within ten (10) days after Landlord's receipt of notice of Tenant's objection, the Base Rent payable as of commencement of the Option Term shall be determined as follows:

                    A. Within fifteen (15) days after receipt of Landlord's notice specifying Fair Market Base Rent, Tenant, at its sole expense, shall obtain and deliver in writing to Landlord a determination of the Fair Market Base Rent for the Premises for a term equal to the Option Term from a broker ("Tenant's Broker") licensed in the State of California and engaged in the office brokerage business in Palo Alto, California vicinity for at least the immediately preceding five (5) years. If Landlord accepts such determination, the Base Rent for the Option Term shall be increased to an amount equal to the amount determined by Tenant's Broker (but in no event shall such amount be less than the Base Rent rate payable by Tenant immediately preceding the expiration of the initial Term).

                   B. If Landlord does not accept such determination, within 15 days after receipt of the determination of Tenant's Broker, Landlord shall designate a broker ("Landlord's Broker") licensed in the State of California and engaged in the office brokerage business in Palo Alto, California vicinity for at least the immediately preceding five (5) years. Landlord's Broker and Tenant's Broker shall name a third broker (the "Third Broker"), similarly qualified, within five (5) days after the appointment of Landlord's Broker. Each of said three brokers shall determine the Fair Market Base Rent for the Premises as of the commencement of the Option Term for a term equal to the Option Term within 15 days after the appointment of the Third Broker. The Base Rent payable by Tenant effective as of the commencement of the Option Term shall be increased to an amount equal to the arithmetic average of such three determinations; provided, further, that if any such broker's determination deviates more than 10% from the median of such determinations, the Base Rent payable shall be an amount equal to the average of the two closest determinations; provided, however, that in no event shall the Base Rent payable during the Option Term be less than the Base Rent rate payable immediately preceding the expiration of the initial Term.

               (3) Landlord shall pay the costs and fees of Landlord's Broker in connection with any determination hereunder, and Tenant shall pay the costs and fees of Tenant's Broker in connection with such determination. The costs and fees of any Third Broker shall be paid one-half by Landlord and one-half by Tenant. Tenant expressly acknowledges that any costs and fees arising in favor of any broker hired by Tenant to represent Tenant in the negotiation of the extension of the term of this Lease shall be borne solely by Tenant.

               (4) If the amount of the Fair Market Base Rent is not known as of the commencement of the Option Term, then Tenant shall continue to pay the Base Rent in effect at the expiration of the initial Term until the amount of the Fair Market Base Rent is determined. When such determination is made, Tenant shall pay to Landlord any deficiency to Landlord within thirty (30) days following Landlord's delivery of an invoice therefore to Tenant.

           (b) Notwithstanding the provisions of Article 2 to the contrary, if the Premises have not been delivered by May 30, 1998, solely due to delays caused by Landlord, and not due, in whole or in part, to delays caused by or attributable to Tenant or to force majeure, Tenant shall have the right, to be exercised by written notice delivered to Landlord on or before June 10, 1998, to terminate this Lease, effective as of June 10, 1998. If Tenant exercises such right, and if Landlord is unable to deliver Premises to Tenant on or before June 10, 1998, the Lease shall terminate as of June 10, 1998; provided, however, that if Tenant exercises such right, and Landlord delivers the Premises to Tenant on or before June 10, 1998, Tenant's exercise of the right provided herein shall be null and void and of no further force or effect, and the Lease shall commence, the same as if Tenant had not exercised such right.

        2. Rent (Article 3).

           (a) The following is hereby inserted in the first (1st) line of
Section 3.2(a), immediately preceding the word "Tenant": "Commencing on January 1, 1999,".

           (b) The following is hereby inserted in clause (16) of Section 3.2(a)(i), immediately following the phrase "capital assets acquired by Landlord": "(amortized [together with interest at the rate that Landlord pays, or would have paid, to finance such improvements] over their useful life, as reasonably determined by Landlord in accordance with generally accepted accounting principles)".

           (c) The following is hereby inserted in clause (17) of Section 3.2(a)(i), immediately following the phrase "capital assets acquired by Landlord": "(amortized [together with interest at the rate that Landlord pays, or would have paid, to finance such improvements] over their useful life, as reasonably determined by Landlord in accordance with generally accepted accounting principles)".

           (d) In addition to the exclusions to Operating Expenses contained in
Section 3.2(ii), Landlord agrees that Operating Expenses shall also not include the following: (i) the cost of utilities or services provided to other tenants or occupants of the Building but not provided to Tenant, and (ii) attorneys' fees incurred in connection with disputes with other occupants or tenants of the Building.

           (e) Section 3.2(b)(ii) is hereby deleted in its entirety and rewritten as follows:

               "(ii) Tax Expenses shall not include Landlord's income, franchise, inheritance, gift, estate or capital stock taxes or any tax or assessment expense to the extent (a) levied on Landlord's rental income (other than a "gross receipts tax"), unless such tax or assessment expense is imposed in lieu of real property taxes or (b) imposed on land and improvements other than the Building or the Property.

           (f) The phrase "ten (10)" is hereby deleted from the final line of
Section 3.2(f) and replaced with the following: "twenty (20)".

           (g) The phrase "within five (5) days of the date due" is hereby inserted twice in Section 3.3, as follows: (i) in the second (2nd) line, immediately following the phrase "by Landlord", and (ii) in the seventh (7th) line, immediately following the phrase "by Tenant".

        3. Use (Article 4).

           (a) The following is hereby inserted in the second (2nd) line of
Section 4.3(d), immediately following the word "time": "upon reasonable prior notice (which may be telephonic), except in the case of emergency,".

           (b) The word "on" is hereby deleted from the seventh (7th) line of
Section 4.3(d) of the Lease, and replaced with the following: "within twenty
(20) days after".

           (c) The word "reasonable" is hereby inserted in the eighth (8th) line of Section 4.3(d), immediately preceding the word "consultants'".

           (d) The phrase "or about" is hereby deleted from the seventh (7th) line of Section 4.3(e).

           (e) A new section 4.3(g) is hereby added to the Lease, as follows:

               "(g) Tenant's Release. Notwithstanding anything to the contrary contained in this Section 4.3, except to the extent that the Hazardous Material in question was released, emitted, used, stored, manufactured, transported or discharged, in whole or in part, by Tenant, or its agents, employees or contractors, in violation of Hazardous Materials laws or the terms and provisions of this Lease, Tenant shall not be responsible for, and hereby is released from, losses, costs (including reasonable attorneys' fees) and damages with respect to any Hazardous Material present on or about the Premises, the Building or their surrounding property, or the soil, ground water or surface water thereof, without regard as to whether the Hazardous Materials were present on the Premises or the Building as of the Commencement Date."

           (f) The word "reasonable" is hereby inserted in the eighth (8th) line of Section 4.4(b), immediately following the word "Landlord's".

        4. Utilities and Services (Article 9).

           (a) The word "reasonable" is hereby inserted in the second (2nd) line of Section 9.1(ii), immediately preceding the word "judgment".

           (b) The word "upon" is hereby deleted from the final line of Section
9.1 of the Lease, and replaced with the following: "within twenty (20) days after".

            (c) The word "reasonable" is hereby inserted in the second (2nd) line of Section 9.4, immediately preceding the word "security."


            (d) The word "reasonably" is hereby inserted in the fifth (5th) line of Section 9.4, immediately following the word "Landlord".

        5. Indemnity (Article 10). The word "reasonable" is hereby inserted in the third (3rd) line of Article 10, immediately preceding the word "attorneys".

        6. Waiver Of Claims (Article 11). The following is hereby inserted in the third (3rd) line of Article 11, immediately preceding the word "gross": "or Landlord's agents' or employees'".

        7. Insurance (Article 12).

            (a) The word "including" is hereby deleted from the fourth (4th) line of Section 12.2 and replaced with the following: "excluding".

            (b) The phrase "excluding the Tenant Improvements" is hereby inserted in the twelfth (12th) line of Section 12.2 immediately following the word "improvements".

            (c) The word "reasonably" is hereby inserted in the fourth (4th) line of Section 12.3, immediately following the word "Landlord".

            (d) The word "reasonably" is hereby inserted twice in the second
(2nd) line of Section 12.5, as follows: (i) immediately preceding the word "satisfactory" and (ii) immediately preceding the word "acceptable".

            (e) The phrase "policies or" is hereby deleted from the twentieth
(20th) line of Section 12.5.

            (f) The word "reasonably" is hereby inserted in the twentieth (20th) line of Section 12.5, immediately preceding the word "acceptable".

            (g) The word "reasonably" is hereby inserted in the second (2nd) line of Section 12.6, immediately preceding the word "recommended".

        8. Damage (Article 13).

            (a) The following is hereby inserted in the sixteenth (16th) line of
Section 13.1, immediately following the word "repair": "and restore Premises and or the Building (subject to the limitations set forth herein) as closely as possible to its condition immediately prior to the damage or destruction, given the extent of Landlord's insurance proceeds and then-applicable codes, laws, rules and regulations."

            (b) The phrase "one (1) year" is hereby deleted from the eighteenth
(18th) line of Section 13.1 and replaced with the following: "two hundred seventy (270) days".

          (c) The phrase "(excluding the Tenant Improvements)" is hereby inserted in the second (2nd) line of Section 13.2, immediately following the word "improvements".

          (d)  In addition to the right to terminate provided to Tenant under
Section 13.1 (as amended by Rider Section 8(b) above), in the event of damage not caused by the negligence, act, omission or breach of the Lease by Tenant, Tenant's employees, agents, contractors or invitees, which damage (i) occurs during the final twelve (12) months of the Initial Term and (ii) materially impairs Tenant's ability to use the Premises, Tenant shall have the right, to be exercised within fifteen (15) days following the date of such damage, to terminate the Lease, effective as of the date set forth in Tenant's notice (which shall not be more than thirty (30) days following Tenant's notice).

     9. Advertisements and Signs (Article 15). Landlord agrees, at Tenant's cost, to install Building-standard lobby and suite entry signage identifying Tenant.

     10.  Assignment and Subletting (Article 16).

          (a) The phrase "or delayed" is hereby inserted in the fourth (4th) line of Section 16.1, immediately following the word "withheld".

          (b) The word "reasonably" is hereby inserted in the ninth (9th) line of Section 16.1, immediately preceding the word "satisfactory".

          (c) The phrase "the foregoing" is hereby deleted from the thirty-fifth (35th) line of Section 16.1, and replaced with the following:
"anything to the contrary contained in this Lease".

          (d)  The following is hereby inserted in the third (3rd) line of
Section 16.2, immediately following the word "hereunder": ", subject to the provisions of the final sentence of Section 16.1 above,".

          (e)  The following is hereby inserted in the fourth (4th) line of
Section 16.3, immediately following the word "assignee": ", except for permitted transfers pursuant to the provisions of Section 16.1 above,".

          (f)  Clause (i) is hereby deleted from Section 16.1.

          (g)  The following is hereby inserted in the fifth (5th) line of
Section 16.5, immediately preceding the phrase "and Additional Rent": "(which, for the purposes of this Section 16.5 only, shall be deemed to be $3.75 per rentable square foot per month with respect to Suite 300, and $4.25 per rentable square foot per month with respect to Suite 102)".

          (h) The following is hereby inserted in the final line of Section 16.5, immediately following the word "space": "after Tenant's deduction therefrom of its reasonable costs actually incurred to consummate the assignment or subletting, including, without limitation, brokerage commissions, reasonable legal fees, and the cost of alternations, refurbishment or redecorating incurred by Tenant in performing work in the space that is the subject of the subletting or assignment (not including any costs to refurbish, redecorate or alter space in the Premises which is not the subject of sublease transaction) (together, "Transaction Costs"), as follows: (i) promptly upon the consummation of any proposed assignment or sublease which has been consented to by Landlord, Tenant shall submit to Landlord a statement, setting forth in reasonable detail all consideration payable by the subtenant or assignee in question, a statement of the excess consideration over the rent payable hereunder and the calculation of Tenant's Transaction Costs (together with paid invoices for all such Transaction Costs), (ii) Tenant's Transaction Costs shall be amortized on a straight line basis over the remainder of the Term (or in the case of a sublease for less than the entire remaining Term, the scheduled term of the sublease in question) and (iii) Tenant shall, on a monthly basis, pay to Landlord as additional Rent hereunder, the amount by which such excess consideration exceeds the monthly amortized amount of such Transaction Costs.

            (i) The following is hereby added at the end of Section 16.6:
"Notwithstanding the foregoing, if Landlord exercises its termination as set forth in this Section 16.6, Tenant shall have the right, to be exercised by written notice right delivered to Landlord within five (5) days following Landlord's delivery of its exercise of the termination right provided above, to rescind Tenant's request for consent, in which event this Lease shall continue in full force and effect, the same as if Tenant had not requested Landlord's consent to a proposed assignment or sublease,

            (j) The word "reasonably" is hereby inserted in the fourth (4th) line of Section 16.7 of the Lease, immediately following the word "form".

            (k) The following is hereby inserted in the sixth (6th) line of
Section 16.7. immediately following the word "consent", "which shall not be unreasonably withheld or delayed".

            (l) The phrase "or as attorney-in-fact for" is hereby deleted from the third (3rd) line of Section 16.10 and replaced with the following: "of".

            (m) The phrase, "beyond applicable cure periods," is hereby inserted in the seventh (7th) line of Section 16.10, immediately following the word "default".

        11. Default (Article 17).

            (a) Section 17.1 (b) is hereby deleted and replaced with the following:

               "(b) The Failure by Tenant to make any payment of rent or any other payment required under this Lease, within three (3) days after written notice from Landlord that said payment is past due; provided. however, that any such notice will be lieu of, and not in addition to, any notice required under the provisions of California Code of Civil Procedure (CCP) Section 1161 regarding unlawful detainer actions (or any successor statute or law of a similar nature), and Tenant hereby acknowledges and agrees that any such notice shall constitute sufficient notice pursuant to the provisions of CCP Section 1161, and waives any right to require additional notice under CCP Section 1161;

            (b) The phrase "thirty (30)" is hereby deleted from the fifth (5th) line of Section 17.1(h), and replaced with the following: "sixty (60)".

            (c) The phrase, "upon notice to Tenant," is hereby inserted in the first (1st) line of Section 17.2(a)(iv), immediately preceding the word "Landlord".

        12. Instruments Required by Leader (Article 19).

            (a) The word "business" is hereby inserted in the eighth (8th) line of Article 19, immediately preceding the word "days".

            (b) The following is hereby inserted in the eleventh (11th) line of
Article 19, immediately following the word "hereunder": "materially increase Tenant's obligations or materially diminish Tenant's rights hereunder".

        13. Estoppel Certificates (Article 20). The word "business" is hereby inserted in the first (1st) line of Article 20, immediately preceding the word "days".

        14. Subordination and Attornment (Article 21). The word "on" is hereby deleted from the fourth (4th) line of Article 21, and replaced with the following: "within ten (10) business days following".

        15. Surrender: Holding Over (Article 25).

            (a) The phrase, "acts of God and Hazardous Materials for which Tenant is expressly not responsible under this Lease" is hereby inserted in the fourth (4th) line of Section 25.1, immediately following the word
"alterations".

            (b) The word "on" is hereby deleted from the eleventh (11th) line of
Section 25.1, and replaced with the following: "within ten (10) business days following."

            (c) The phrase "and Additional Rent payable hereunder" is hereby deleted from the fourth (4th) and fifth (5th) lines of Section 25.2, and replaced with the following: "payable hereunder, as well as one hundred percent (100%) of the applicable Additional Rent payable hereunder".

        16. Landlord's Liability (Article 26). The following is hereby inserted in the fourth (4th) line of Article 26, immediately following the word "Building": "including any net sales proceeds thereof".



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

        17. Entry, Inspection and Closure (Article 27).

            (a) The following is hereby inserted in the ninth (9th) line of
Article 27, immediately preceding the word "tenants": "during the last nine (9) months of the Term".

            (b) The following is hereby inserted in the sixteenth (16th) line of
Article 27, immediately preceding the phrase "other damage": "except to the extent caused by the gross negligence or wilful misconduct of Landlord, Landlord's agents or employees".

        18. Reserved Rights (Article 30). Landlord agrees that its exercise of the rights described in Article 30 shall not materially Tenant's obligations under the Lease nor materially diminish Tenant's rights thereunder.

        19. Financial Statements (Article 31).

            (a) The phrase "at any time" is hereby deleted from the first (1st) line of Article 31, and replaced with the following: "not more than once each year (except with respect to any request made as a result of Tenant's proposed assignment of its interest in this Lease)".

            (b) The word "business" is hereby inserted in the second (2nd) line of Article 31, immediately following the phrase 'ten (10)".

            (c) The phrase "if available" is hereby inserted in the sixth (6th) line of Article 31, immediately preceding the word "annual".

            (d) The phrase "and Tenant's federal income tax returns pertaining to Tenant's business," is hereby deleted from the sixth (6th) and seventh (7th) lines of Article 31.

            (e) The phrase "and tax returns" is hereby deleted from the eighth
(8th) line of Article 31.

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


        20. Brokers (Section 33.11). The second (2nd) sentence Of Section 33.11 is hereby deleted in its entirety and hereby rewritten as follows: "Landlord and Tenant hereby agree to indemnify, defend, protect and hold the other harmless from and against and all claims for commissions from their dealings with any broker or agent other than those described in the Lease Summary."



"LANDLORD"                                      "TENANT"

505 HAMILTON AVENUE PARTNERS
a California general partnership                GARAGE.COM
                                                a California corporation

By:  CHARLES KING AND ASSOCIATES,
     a California limited partnership           By: /s/ Guy Kawasaki
                                                   -----------------------------
                                                   Guy Kawasaki

                                                Its: CEO
                                                    ----------------------------
Its: General Partner

                                                By: /s/ Guy Kawasaki
                                                   -----------------------------
                                                   Guy Kawasaki

     By:  The Charles King, Jr.,                Its: CEO
          Revocable Trust                           ----------------------------
     Its: General Partner


          By: /s/ Charles W. King, Jr.
              --------------------------------
              Charles W. King, Jr.,
              Trustee


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